================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

            PRUDENTIAL-BACHE/A.G. SPANOS REALTY PARTNERS L.P., I
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                       AG SPANOS REALTY PARTNERS, L.P.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                       A.G. SPANOS REALTY PARTNERS, L.P.
                     1341 WEST ROBINHOOD DRIVE, SUITE B-9
                          STOCKTON, CALIFORNIA 95207

                                                              MAY 15, 1998

Dear Unitholders:

  As you know, Prudential-Bache/A.G. Spanos Realty Partners L.P., I (the "Partnership") was formed in 1988 to acquire, operate and then ultimately dispose of a portfolio of eight apartment properties located in five states. It was originally anticipated that the Partnership would operate for seven to ten years and then sell the properties, although there is no mandatory time frame in which the property sales must occur.

  The Partnership is now in its tenth year of operations, and for some time now, A.G. Spanos Realty Partners, L.P. ("Spanos") and Prudential-Bache Properties, Inc. ("P-B Properties"), the General Partners of the Partnership, have been considering when and how to effect the disposition of the properties in the best interests of the Partnership. In addition, Spanos and certain of its affiliates have been involved in discussions to resolve the claims against them in certain class action litigation currently pending in federal district court. Although the Partnership is not named as a defendant in this litigation, it is included among numerous limited partnerships which are at issue in the litigation. These discussions have culminated in a proposed settlement by Spanos and its affiliates (the "Settlement") of the class action litigation, providing for an integrated plan of action (the "Plan") to sell the eight properties and distribute the net sale proceeds in liquidation of the Partnership. The United States District Court for the Southern District of New York (the "Court") has preliminarily approved the Settlement. Accompanying this letter is a copy of the Notice to Equitable Class of Pendency of Class Action, Proposed Partial Settlement of Class Action by the Spanos Defendants, Requirement for Majority Consent to the Auction of the Properties of Certain Partnerships as Part of the Spanos Settlement, Settlement Fairness Hearing, Right to Appear at Hearing and Right to Object to the Settlement (the "Class Notice"). Unitholders should review carefully the Class Notice, in conjunction with this letter and the enclosed Notice of Consent Solicitation and Statement Furnished in Connection with the Solicitation of Consents (the "Solicitation Statement"). A copy of the agreement regarding the Settlement will be sent without charge to any Unitholder who so requests.

                               ----------------

  IMPLEMENTATION OF CERTAIN ELEMENTS OF THE PLAN REQUIRES THE CONSENT OF HOLDERS OF A MAJORITY OF THE UNITS, AND YOUR APPROVAL IS VERY IMPORTANT. Please return your Consent card as soon as possible, because a failure to return a Consent card has the same effect as a "No" vote.

                               ----------------

  Under the Plan, the properties will be sold at a public auction (the "Auction") to be conducted by Ernst & Young LLP, an independent national public accounting and consulting firm, through its E&Y Kenneth Leventhal Real Estate Group ("Leventhal"). Pursuant to the demands of the plaintiffs in the negotiations, under the proposed Settlement Spanos has agreed that it or one of its affiliates will open the Auction by submitting an initial minimum bid so as to guarantee the Partnership a gross aggregate sales price for all the properties of at least $22,440,000 in excess of the mortgage debt outstanding. Leventhal will then seek to obtain competing bids from other qualified bidders. After an initial bidding period, Leventhal will review the bids received with P-B Properties and the lead lawyers representing the plaintiffs in the class action ("Lead Class Counsel"). (Since an affiliate of Spanos will be a bidder, Spanos will not take any part in reviewing the bids or selecting the winner.) Leventhal will thereafter re-solicit higher bids from the bidders, other than Spanos or its affiliate. Following the re-bid period, Leventhal will report the final bid results to P-B Properties and Lead Class Counsel, who will jointly determine the successful bid or bids. Leventhal and P-B Properties will then work toward consummating the sales with the successful bidder or bidders.

  If the Plan is approved, it is anticipated that the property sales will be consummated by late 1998. As soon thereafter as practicable, the Partnership will pay cash distributions to the Partners from the net sales proceeds after payment of all expenses and liabilities of the Partnership and certain attorneys' fees, and the establishment of a reserve account to cover unexpected claims. Any amount remaining in the reserve account will be distributed to the Partners within twelve months from the date of the final property closing, whereupon the Partnership will be dissolved. Overall, the Plan is anticipated to result in minimum liquidating distributions of approximately $13,443,000, or approximately $42 per Unit, and would produce higher distributions if the Auction results in sale prices higher than the Spanos initial minimum bid. For further information, see the discussion under "THE PLAN--Anticipated Results of Auction, Use of Proceeds and Cash Distributions" in the enclosed Solicitation Statement.

  Spanos believes that the sale of the properties at this time would be in the best interests of the Unitholders and recommends that you complete and return the Consent card. Spanos bases its recommendation on, among other things, the following factors:

    . The Plan permits the properties to be sold within the originally anticipated seven-to ten-year holding period and under market conditions which, considering current mortgage interest rates and the availability of investor capital, Spanos believes are favorable for the sale of multi-family properties.

    . The properties generally have shown a trend of improved occupancies, revenues and net operating income over the past few years, which Spanos believes enhances their salability.

    . The court-approved Auction process provides a mechanism which Spanos believes will enable the Partnership to sell the properties for the best aggregate sale price obtainable at the date of sale under current market conditions. Spanos has guaranteed that the Auction will generate an aggregate gross sales price of at least $22,440,000 in excess of the Partnership's aggregate mortgage balance, which after payment of expenses and certain attorneys' fees will be distributed to the Unitholders, Subordinated Limited Partners and General Partners as provided in the Partnership Agreement.

    . By selling the properties now, the Partnership will eliminate the risks inherent in the ownership of real property, including, among other things, the decline in value that can occur as a result of rising interest rates, increasing real estate investor expectations and changing competition factors in local rental markets.

    . The sale of the properties will provide liquidity to the Unitholders. At present, there is no established public trading market for the Partnership's Units, and liquidity has been limited to sporadic sales which occur within an informal secondary market and two recent tender offers, each for a limited number of Units, as described in the enclosed Solicitation Statement.

    . Spanos believes that older apartment buildings, even though well maintained, can over time suffer a competitive disadvantage in attracting and retaining tenants, as compared to new apartments with more modern amenities in newer, attractive neighborhoods. For example, the two-bedroom, one-bath configurations of many of the apartments in the properties is not as attractive to prospective tenants as two-bedroom, two-bath configurations often found in newer competing projects. The properties, therefore, may not be able to sustain current revenue levels. Further, new apartment project construction has commenced recently in several of the properties' market areas, as a result of recent price increases for apartment projects and readily available financing for such construction.

    . In the opinion of Spanos, the properties are presently in good repair, and it is advantageous to sell them before further aging and wear in the ordinary course of business occurs, thereby requiring substantial cash expenditures for costly repairs and refurbishments.

  Among the disadvantages which would result to Unitholders from the approval of the Plan are the following:

    . The Partnership will not benefit from possible future improvements in economic and market conditions, which possibly could produce increased cash flow and enhance the sales price of the properties.

    . It is not anticipated that, upon receipt of the final liquidating distributions, the Unitholders will have received aggregate distributions from the Partnership which will equal the amounts originally invested in the Partnership.

    . No current independent appraisals of the Partnership's properties have been obtained.

    . No independent opinion or evaluation of the fairness of the Plan has been obtained from any third party.

  It should be noted that sale of the properties will eliminate any future liability of the General Partners for Partnership liabilities and risks to the Partnership which could arise from continued operation of the Partnership. Moreover, the Plan is part of a Settlement by Spanos and its affiliates of certain class action litigation brought against the General Partners and others. P-B Properties previously settled the claims against it and its affiliates. The current Settlement has been preliminarily approved by the Court, and the Plan will not be implemented unless the Court issues a final order finding that the Settlement is fair, reasonable, adequate and in the best interests of the Unitholders. Neither of the General Partners will receive any fees in connection with the sale of the properties or the termination and liquidation of the Partnership. However, as provided in the Partnership Agreement, the General Partners will be entitled to receive distributions of approximately $75,000 each, and the Subordinated Limited Partners, who are affiliates of Spanos, will receive distributions of approximately $8,878,000. The sale of the properties will result in elimination of the management fees and special distributions which the General Partners presently receive.

  The Plan will result in the sale of all of the properties within a 12-month period and the subsequent termination and liquidation of the Partnership, which is an action that must be approved by the Unitholders. Furthermore, since it is possible that an affiliate of Spanos will be the successful bidder for one or more of the properties in the Auction, the Plan requires an amendment to the Partnership Agreement to permit such an affiliate to purchase the properties from the Partnership. Accordingly, Spanos is soliciting the written consent of each Unitholder to these elements of the Plan, which are more fully described in the enclosed Solicitation Statement. Under the Partnership Agreement and Delaware law, Unitholders do not have rights of appraisal or similar rights if the Plan is approved.

  P-B Properties, having previously settled the claims against it, is not a party to the Settlement of the litigation described above, but it has acknowledged the Settlement and agreed to be bound by certain provisions of the Settlement which require that P-B Properties take, or forbear from taking, certain actions in connection with the Plan. HOWEVER, P-B PROPERTIES IS MAKING NO RECOMMENDATION TO UNITHOLDERS AS TO WHETHER THEY SHOULD APPROVE OR DISAPPROVE THE PLAN. THE ENCLOSED SOLICITATION STATEMENT IS BEING FURNISHED TO YOU SOLELY BY SPANOS.

  YOU ARE URGED TO READ CAREFULLY THE SOLICITATION STATEMENT IN ITS ENTIRETY FOR A COMPLETE DESCRIPTION OF THE PLAN. If you have any questions, please feel free to contact Robert Felton of Spanos at 1-800-985-6090.

                                          Very truly yours,

                                          A.G. SPANOS REALTY PARTNERS, L.P.
                                          General Partner

                                          By AGS Financial Corporation,
                                           General Partner


                                          By: /s/ Arthur J. Cole
                                             -----------------------
                                                   Arthur J. Cole
                                                   President

                                          By A.G. Spanos Realty, Inc., General
                                           Partner


                                          By: /s/ Arthur J. Cole
                                             -----------------------
                                                   Arthur J. Cole
                                                   Vice President

                       A.G. SPANOS REALTY PARTNERS, L.P.
                     1342 WEST ROBINHOOD DRIVE, SUITE B-9
                          STOCKTON, CALIFORNIA 95207

                        NOTICE OF CONSENT SOLICITATION

To the Unitholders of Prudential-Bache/A.G. Spanos Realty Partners L.P., I:

  NOTICE IS HEREBY GIVEN to the holders (the "Unitholders") of the units of limited partnership interest (the "Units") in Prudential-Bache/A.G. Spanos Realty Partners L.P., I, a Delaware limited partnership (the "Partnership"), that A.G. Spanos Realty Partners, L.P. ("Spanos") is soliciting written consents (the "Consents") to approve a plan of action (the "Plan") which includes (i) the sale of substantially all of the assets of the Partnership in a public auction, (ii) the amendment of the Amended and Restated Agreement of Limited Partnership of the Partnership to permit an affiliate of Spanos to bid for, and if successful to purchase, one or more of the Partnership's real properties and (iii) the complete termination and liquidation of the Partnership, resulting in cash distributions to the Unitholders, Subordinated Limited Partners and General Partners, all as more fully described in the accompanying Solicitation Statement. Although the Plan is a single proposal which must be approved by Unitholders holding a majority of the Units, Unitholders may indicate approval, disapproval or abstention with respect to each of the three elements of the Plan. However, the Plan will not be implemented unless Unitholders holding a majority of the Units approve all three elements.

  Only Unitholders of record at the close of business on April 1, 1998 are entitled to notice of the solicitation of Consents and to give their consent to the Plan. In order to be valid, all Consents must be received before the earlier of (a) the date (not prior to June 10, 1998) upon which Spanos has received Consents from Unitholders owning a majority of the outstanding Units or (b) 10:00 a.m. California time on June 30, 1998 (unless such date or time is extended, in the sole discretion of Spanos, by notice to all Unitholders). The approval will be obtained through the solicitation of written Consents, and no meeting of Unitholders will be held. Skinner & Co. has been retained as a soliciting agent, to assist Spanos in soliciting Consents. A Consent may be revoked by written notice of revocation or by a later dated action containing different instructions received by Skinner & Co. at any time on or before the expiration of the time by which the Consent card must be received.

  YOUR APPROVAL IS IMPORTANT. PLEASE READ THE SOLICITATION STATEMENT CAREFULLY AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED CONSENT CARD AND RETURN IT IN THE SELF-ADDRESSED PREPAID ENVELOPE. Any Consent card which is signed and does not specifically disapprove the Plan will be treated as approving the Plan. Your prompt response will be appreciated.

Dated: May 15, 1998                       A.G. SPANOS REALTY PARTNERS,
                                          L.P., General Partner

                                          By AGS Financial Corporation,
                                           General Partner


                                          By: /s/ Arthur J. Cole
                                              ---------------------------
                                                     Arthur J. Cole
                                                     President

                                          By A.G. Spanos Realty, Inc., General
                                           Partner


                                          By: /s/ Arthur J. Cole
                                              ---------------------------
                                                     Arthur J. Cole
                                                     Vice President

                       A.G. SPANOS REALTY PARTNERS, L.P.
                     1341 WEST ROBINHOOD DRIVE, SUITE B-9
                          STOCKTON, CALIFORNIA 95207

                  STATEMENT FURNISHED IN CONNECTION WITH THE
                           SOLICITATION OF CONSENTS

INTRODUCTION

  This Statement Furnished in Connection with the Solicitation of Consents ("Solicitation Statement") is furnished to the holders ("Unitholders") of units of limited partnership interest (the "Units") in Prudential-Bache/A.G. Spanos Realty Partners L.P., I, a Delaware limited partnership (the "Partnership"), in connection with the solicitation of written consents ("Consents") by A.G. Spanos Realty Partners, L.P. ("Spanos"), one of the general partners of the Partnership, to approve (i) the auction and sale of substantially all of the assets of the Partnership (the "Auction") pursuant to paragraphs 15.4.19 and 19.1.4 of the Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), (ii) an amendment to the Partnership Agreement to permit an affiliate of Spanos to bid for and, if the successful bidder, to purchase one or more of the Partnership's real properties (the "Amendment") and (iii) the subsequent termination and liquidation of the Partnership pursuant to paragraph 19.2 of the Partnership Agreement (the "Plan of Liquidation"), as more fully described under "THE PLAN." Approval by Unitholders of each of the Auction, the Amendment and the Plan of Liquidation (collectively, the "Plan") is required to implement the Plan. If approved and consummated, the Plan will result in the sale of substantially all of the Partnership's assets, the termination of the Partnership's business and the distribution of the net sales proceeds and any other remaining Partnership assets to the Unitholders, Subordinated Limited Partners and General Partners of the Partnership, after payment of all liabilities and expenses and certain attorneys' fees. Under the Partnership Agreement and Delaware law, Unitholders do not have appraisal or similar rights if the Plan is approved. See "NO APPRAISAL RIGHTS."

  The Plan is being proposed by Spanos in connection with, and pursuant to the terms of, a proposed settlement by Spanos and its affiliates (the "Settlement") of certain class action litigation (the "Litigation") now pending in the United States District Court for the Southern District of New York (the "Court"). The Settlement is set forth in a Stipulation of Settlement with Spanos Defendants (the "Settlement Agreement"), executed by plaintiffs in the Litigation and by Spanos and certain of its affiliates (the "Spanos Defendants")./1/ The Court has preliminarily approved the Settlement. After approval by the Unitholders of the Plan, but prior to implementation thereof, the Court must enter an order finding that the Settlement is fair, reasonable, adequate and in the best interests of the Unitholders, and such order must have become final and nonappealable. See "SPECIAL FACTORS--Background of the Plan" and "CERTAIN PENDING LITIGATION."

  Prudential-Bache Properties, Inc. ("P-B Properties"), the co-general partner of the Partnership, has previously settled with the plaintiffs in the Litigation and is not a party to the Settlement Agreement. P-B Properties has advised Spanos that, in view of the unique circumstances under which the Plan arose, including the fact that P-B Properties and its affiliates have settled with the plaintiff class in the litigation and did not take part in the negotiations for the Settlement by Spanos and its affiliates with the Court-approved counsel and representatives of the plaintiff class, it makes no recommendation as to whether Unitholders should approve or disapprove the Plan. However, because the Settlement Agreement contemplates certain action by P-B Properties in connection with the Auction and the Liquidation, P-B Properties has executed a separate agreement with the plaintiffs and the Spanos Defendants whereunder it has acknowledged the Settlement and agreed, subject to final approval of the Settlement by the Court, to be bound by all of the provisions of the Settlement Agreement which require that P-B Properties take, or forbear from taking, certain actions in connection with the Plan (see "THE PLAN--Description of the Auction"). This Solicitation Statement has been prepared and is being furnished solely by Spanos.
--------
/1/The Spanos Defendants are: Alex G. Spanos, AGS Financial Corporation, A. G.
   Spanos Realty Partners, L.P., A. G. Spanos Residential Partners-86, A. G. Spanos Realty Capital, Inc., A. G. Spanos Realty, Inc., A. G. Spanos Construction, Inc. and AGS Securities Corporation, together with their respective officers, directors, employees, parent and subsidiary corporations, successors, heirs, representatives and executors.

  Neither Spanos nor P-B Properties (collectively, the "General Partners") intends to call a meeting of the Unitholders in connection with this solicitation of Consents. Approval or disapproval by a Unitholder of the Plan is to be indicated by marking and signing the enclosed form of Unitholder consent (a "Consent") and returning it to Skinner & Co., which has been engaged by Spanos on behalf of the Partnership to act as soliciting agent (the "Soliciting Agent"), in the enclosed self-addressed envelope, which requires no postage if mailed in the United States. The enclosed form of Consent permits a Unitholder to indicate approval, disapproval or abstention with respect to each element of the Plan. However, the Plan will not be implemented unless Unitholders holding a majority of the outstanding Units approve all three elements. Moreover, implementation of the Plan is subject to the issuance by the Court of a final, nonappealable order and judgment approving the Settlement.

  Consents of the Unitholders to the Plan will be solicited until the earlier of: (a) the date (not prior to June 10, 1998) upon which Spanos has received Consents from Unitholders owning a majority of the outstanding Units or (b) June 30, 1998 (subject to extension to a date not later than August 31, 1998, in Spanos' sole discretion, by notice to all Unitholders).

  The close of business on April 1, 1998 (the "Record Date") has been fixed by Spanos for determining the Unitholders entitled to notice of the solicitation of Consents and to consent to the Plan. On the Record Date, there were 316,828 outstanding Units entitled to vote on the Plan held by approximately 5,000 Unitholders. This Solicitation Statement and the enclosed form of Consent are first being mailed to Unitholders on or about May 18, 1998.

  Pursuant to the Court's preliminary approval order, Unitholders are enjoined from selling or otherwise transferring their Units without Court approval, unless both the Unitholder and his or her buyer or transferee agree in writing to be bound by the Settlement Agreement if finally approved by the Court. Accordingly, no transfer of Units will be accepted by the General Partners unless accompanied by such an agreement signed by both the transferring Unitholder and the transferee and otherwise meeting the requirements of the Partnership Agreement. Unitholders will be notified as soon as possible as to the results of this solicitation.

  Pursuant to the Partnership Agreement, the consent of Unitholders holding a majority of the outstanding Units is required to approve the sale of properties representing 66 2/3% or more of the aggregate net book value of the Partnership's assets within a 12-month period and the termination of the Partnership. Under Delaware law and the Partnership Agreement, any matter upon which the Unitholders are entitled to act may be submitted for a vote by written consent without a meeting. Any Consent given pursuant to this solicitation may be revoked by the person giving it at any time before the earlier of (a) the date not prior to June 10, 1998 upon which Spanos has received Consents from Unitholders owning a majority of the outstanding Units or (b) 10:00 a.m. California time on June 30, 1998 (unless such date or time is extended), by sending a written notice of revocation or a later dated Consent containing different instructions to the Soliciting Agent before such date. Any written notice of revocation or subsequent Consent should be sent to the Soliciting Agent, Skinner & Co., at 660 Market Street, Suite 204, San Francisco, CA 94104 (Telephone 415-981-0970).

  In addition to solicitation by use of the mails, officers, directors and employees of Spanos and its affiliates may solicit Consents in person or by telephone, facsimile or other means of communication. Such directors, officers and employees will not receive additional compensation for such services but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. In addition, Skinner & Co. has been retained as Soliciting Agent to assist Spanos in the solicitation of Consents for a base fee of $1,750, plus additional fees for time spent by Skinner personnel in communication with Unitholders and tabulations of Consents, as well as reimbursement of expenses such as postage, copying, courier and messenger services and telephone and facsimile costs. The estimated aggregate of Skinner's fees is $6,750, and its expenses are estimated at approximately $5,000. Arrangements have been made with custodians, nominees and fiduciaries for the forwarding of Consent solicitation materials to beneficial owners of Units held of record by such custodians, nominees and fiduciaries, and the Partnership will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. All costs and expenses of this solicitation of Consents, including the costs of preparing and mailing this Solicitation Statement, will be advanced by Spanos or its affiliates, subject to reimbursement from the Partnership unless the consent of Unitholders holding a majority of the outstanding Units is not obtained on or before 5:00 p.m. California time on the third business day before the hearing at which the parties to the Settlement Agreement will request the Court to enter its order and judgment finally approving the Settlement. That hearing is currently expected to take place on July 21, 1998. The aggregate expenses to be incurred relating to this solicitation are estimated to be approximately $288,000.

  Spanos recommends that Unitholders consent to the Plan. See "SPECIAL FACTORS--Fairness of the Plan; Recommendation of Spanos."

THE TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                               TABLE OF CONTENTS

SECTION                                                                     PAGE
-------                                                                     ----
INTRODUCTION...............................................................   1
SUMMARY....................................................................   6
SPECIAL FACTORS ...........................................................   9
  Background of the Plan...................................................   9
  Effects of the Plan......................................................  10
  Fairness of the Plan; Recommendation of Spanos...........................  11
  Disadvantages of the Plan................................................  12
  Advantages of the Plan...................................................  12
  Vote Required to Approve the Plan........................................  13
  No Other Offers..........................................................  13
  Failure to Approve the Plan..............................................  13
SELECTED HISTORICAL FINANCIAL DATA.........................................  14
THE PLAN...................................................................  15
  General..................................................................  15
  Description of the Auction...............................................  16
  Description of Properties................................................  18
  Anticipated Results of Auction, Use of Proceeds and Cash Distributions...  20
  Amendment to Partnership Agreement.......................................  21
  Liquidation..............................................................  21
  Distributions and Fees...................................................  21
PRO FORMA FINANCIAL INFORMATION............................................  23
FINANCIAL INFORMATION REGARDING GENERAL PARTNERS...........................  23
MARKET PRICES OF UNITS AND DISTRIBUTIONS TO UNITHOLDERS....................  24
  Market Prices............................................................  24
  Distributions to Unitholders.............................................  24
FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN................................  26
  General..................................................................  26
  Partnership Taxation.....................................................  26
  Sale of Properties.......................................................  26
  Tax Allocations and Distributions........................................  27
  Capital Gains Tax........................................................  28
  Passive Loss Limitation..................................................  29
  Final Partnership Returns and Future Tax Issues..........................  29
  Certain State Income Tax Considerations..................................  29
NO APPRAISAL RIGHTS........................................................  30
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF............................  30
CERTAIN PENDING LITIGATION.................................................  30
AVAILABLE INFORMATION......................................................  33

SECTION                                                                     PAGE
-------                                                                     ----
INDEX TO FINANCIAL STATEMENTS.............................................  F-1
EXHIBIT A: Proposed Amendment to Amended and Restated Agreement of Limited
           Partnership of Prudential-Bache/A.G. Spanos Genesis Income
           Partners L.P., I...............................................  A-1
EXHIBIT B: Annual Report of Partnership on SEC Form 10-K for the year ended December 31, 1997........................................  B-1

                                    SUMMARY

  The following is a summary of certain information contained elsewhere in this Solicitation Statement. This Summary does not purport to be complete and is qualified in its entirety by the more detailed information contained in this Solicitation Statement and the exhibits hereto. Unless otherwise specifically provided, terms used in this Summary have the respective meanings ascribed to them elsewhere in this Solicitation Statement or, if not defined herein, in the Partnership Agreement. Unitholders are urged to read this Solicitation Statement and the exhibits in their entirety.

THE PARTNERSHIP

Prudential-Bache/A.G.
Spanos Realty Partners
L.P., I................       The Partnership is a Delaware limited partnership
                              which owns eight real properties (the
                              "Properties") consisting of eight garden apartment complexes with a total of 2,017 apartment units in six states. P-B Properties and Spanos are the General Partners of the Partnership. The offices of the Partnership are located at One Seaport Plaza, New York, New York
                              10292 and its telephone number is (212) 214-1016.

ACTION BY WRITTEN CONSENT

Purpose of the
Solicitation................  Consents are being solicited by Spanos to approve
                              (i) the sale of the Properties, which comprise substantially all of the assets of the Partnership, and which will be sold at public auction (the "Auction"); (ii) amendment of the Partnership Agreement to permit an affiliate of Spanos to bid for, and if the successful bidder to purchase, one or more of the Properties from the Partnership (the "Amendment"); and (iii) the subsequent termination and liquidation of the Partnership and the distribution to the Unitholders, Subordinated Limited Partners and the General Partners of the net sales proceeds and other cash held by the Partnership at the time of distribution, other than certain amounts set aside to provide for the payment of all expenses and other liabilities of the Partnership and payment of certain attorneys' fees in the Litigation (the "Plan of Liquidation").

Record Date; Units Entitled
to Consent..................  Unitholders of record at the close of business on
                              April 1, 1998 are entitled to vote by written Consent. At such date, there were outstanding 316,828 Units, each of which will entitle the record owner thereof to one vote.

Vote Required...............  The Plan will not be implemented unless written
                              Consents approving each element of the Plan are received from Unitholders of record holding a majority of all outstanding Units. See "VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF" for information regarding Unit ownership by Prudential Securities Incorporated ("Prudential Securities"), an affiliate of P-B Properties.

Termination of Consent
Solicitation................  Consents must be received by the earlier of (a)
                              the date (not prior to June 10, 1998) on which Spanos has received Consents from Unitholders owning a majority of the outstanding Units or (b) 10:00 a.m. California time on June 30, 1998 (unless such date or time is extended, in the sole discretion of Spanos, by notice to all Unitholders, to permit further solicitation of Consents if majority approval has not been obtained).

THE PLAN

General.....................  The Plan is a single proposal consisting of the
                              Auction, the Amendment and the Plan of
                              Liquidation.

Background of the Plan......  See "SPECIAL FACTORS--Background of the Plan."

Recommendation of Spanos....  Spanos recommends the approval of the Plan.
                              Spanos has been advised by P-B Properties that it is making no recommendation regarding the Plan, because the Plan was developed in the course of negotiations (in which P-B Properties did not participate) for the settlement of class action litigation (to which P-B Properties is no longer a party, having entered into a separate settlement with the plaintiff class), which negotiations were undertaken with Spanos and its affiliates by Lead Class Counsel approved by the Court on behalf of the plaintiff class, the representatives of which were also approved by the Court. See "SPECIAL FACTORS--Fairness of the Plan; Recommendation of Spanos."

Security Ownership and
Voting of the General
Partners....................  As of the Record Date, neither of the General
                              Partners, nor any executive officer or director of a General Partner, owned directly or beneficially any Units. Prudential Securities beneficially owned approximately 1.5% of the outstanding Units as of the Record Date. Prudential Securities intends to vote its Units to consent or withhold consent to the Plan in the same proportions as do the other Unitholders.

Consummation of the Plan of
Sale........................  The Auction will be held as promptly as practicable after obtaining the requisite approval of the Unitholders to the Plan and after the Court has entered a final nonappealable order and judgment approving the Settlement. It is anticipated that property sales pursuant to the Auction will be consummated by late 1998.

No Appraisal Rights.........  Unitholders have no appraisal rights in connection with the Plan. See "NO APPRAISAL
                              RIGHTS."

Federal Income Tax
Consequences................  The Partnership will have taxable gain or loss upon its sale of each Property. Such gain or loss will be allocated to the Unitholders in accordance with the Partnership Agreement, and generally will constitute Section 1231 gain or
                              Section 1231 loss. Any Section 1231 gains would be eligible for a reduced tax rate. See "FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN--Capital Gains Tax." For most tax-exempt Unitholders, only a portion of the gain from the sale of the Properties would be treated as unrelated business income. See "FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN--Sale of Properties."

                              Distributions to a Unitholder generally will not be taxable to the extent the distributions do not exceed the Unitholder's adjusted tax basis in the Units. The tax basis in the Units will be reduced by the distributions, and those in excess of the tax basis generally will be treated as capital gain, which will be long-term if the applicable Units have been held for more than one year. Unitholders who have remaining tax basis in their Units after termination of the Partnership generally will have a capital loss. See "FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN--Tax Allocations and Distributions."

Final Distributions and
Liquidation.................  As promptly as practicable following the sale of the last Property, after payment or reserving for payment of all costs of the Auction and this Consent solicitation, the General Partners will determine the amount of funds which they believe will be sufficient to provide for the Partnership's remaining expenses and liabilities, including the costs of liquidation of the Partnership and any contingent liabilities. Such liabilities would include potential liabilities under contracts of sale of the Properties. The Settlement Agreement provides that the amount of the contingency reserve shall not exceed $1,000,000, and that such reserve will be held for a period of one year or less. The Settlement Agreement further provides that Lead Class Counsel representing the Unitholders may apply to the Court for an award of attorneys' fees payable out of the amount of property sales proceeds which would otherwise be distributable to the Unitholders. After establishment of the contingency reserve and payment of the Court-approved attorneys' fees, the balance of the Partnership's funds will be distributed to the Unitholders, Subordinated Limited Partners and General Partners in accordance with the Partnership Agreement. Once all known liabilities have been satisfied, the Partnership will distribute its remaining net assets and terminate. Any remainder of the $1,000,000 reserve will be distributed to the Unitholders in accordance with the Partnership Agreement, and the General Partners will remain obligated with respect to any unsatisfied obligations of the Partnership.

                                SPECIAL FACTORS

  Before consenting to the Plan, Unitholders should carefully consider certain factors regarding the Plan:

BACKGROUND OF THE PLAN

  The Partnership was formed in June 1988 with the primary purpose of acquiring from affiliates of Spanos, investing in, holding, managing, selling, disposing of and otherwise acting with respect to multifamily residential rental properties. The Partnership's investment objectives at formation were to preserve and protect Partnership capital by investing in properties in diverse locations, to provide partially tax-sheltered cash distributions from operations and to provide long-term capital appreciation. Between November of 1988 and December of 1989, the Partnership purchased from affiliates of Spanos eight garden apartment complexes (the "Properties") with a total of 2,017 apartment units in five states for an aggregate purchase price of $107,500,000. See "Description of Properties" below.

  Although the Partnership Agreement provides that the term of the Partnership will, unless previously terminated, continue until December 31, 2030, the prospectus of the Partnership for its original public offering of Units stated that the Partnership anticipated that it would dispose of its Properties within seven to 10 years after acquisition.

  Spanos and P-B Properties have, in the ordinary course of administration of the Partnership's affairs, been considering when and how to effect the disposition of the Properties in the best interests of the Partnership. Affiliates of Spanos which have acted as general partners of real estate limited partnerships have periodically evaluated the desirability of sale of individual properties held by those partnerships, after the minimum anticipated holding periods had ended. Similarly, Spanos has from time to time evaluated the Properties and those of Prudential-Bache/A.G. Spanos Genesis Income Partners L.P., I (the "Genesis Partnership"), a public Delaware limited partnership of which P-B Properties and A.G. Spanos Residential Partners-86, A California Limited Partnership, an affiliate of Spanos ("Spanos Genesis") are the general partners. While the Partnership has sold no properties since its inception, the Genesis Partnership has sold four properties since its inception in 1987. The ability to sell properties generally has been enhanced by improvements in the national real estate investment market. Pension funds, real estate investment trusts ("REITs") and other institutional buyers are now actively seeking new investment properties, as compared to the early 1990's, when these same institutional buyers were fewer and less active. The emergence of securitized mortgage financing and lower mortgage interest rates have also contributed to an improved market for real estate such as the Properties, as entrepreneurial buyers who require debt financing to purchase properties are able to borrow funds at attractive rates.

  More specifically, with respect to the Partnership's Properties, improvements in the real estate capital markets and in the operating performance of the Properties have enhanced the prospects for selling these Properties at attractive prices. During the early 1990's, the Partnership's Properties experienced devaluation due to a nationwide slump in real estate values. Moreover, the Partnership suspended cash distributions to its Partners in 1992, because cash flow after debt service would not support such distributions. As a result of improved net operating income and general improvement in the real estate capital markets in these areas, Spanos believes that the Properties are now readily salable. The Partnership resumed payment of cash distributions to Unitholders in 1996.

  Although future economic conditions are difficult to predict, Spanos believes that it is unlikely that continuing to hold the Properties would significantly enhance the Partnership's ultimate realization on sale of the Properties, or that the relative economic benefits of continued ownership would justify the risks of such continued ownership.

  The sale of all or substantially all of the assets of the Partnership in a single sale or in multiple sales in the same 12-month period requires the approval of Unitholders holding a majority of the Units. The Partnership Agreement defines "Substantially All of the Assets" to mean Properties representing 66-2/3% or more of the net book value of all Partnership assets as of the end of the most recently completed calendar quarter. Neither the Partnership Agreement nor Delaware law requires that Unitholders vote on the sale of each Property or on the actual terms of specific sales. Advance approval of the Plan will allow the General Partners to consummate a sale or sales of the Properties upon completion of the Auction, without risking loss of the buyer or buyers due to delays in obtaining the necessary consents of Unitholders.

  The Plan is being proposed by Spanos in connection with the Settlement of the Litigation. The Litigation was commenced as a class action against P-B Properties and its affiliates, and was expanded to include Spanos and its affiliates in 1993. See "CERTAIN PENDING LITIGATION." In early 1994, counsel for Spanos and its affiliates met with the lead lawyers representing the plaintiffs in the litigation ("Lead Class Counsel") to explore the prospects for settlement of the Litigation as to Spanos and its affiliates. From the beginning of the settlement negotiations, Lead Class Counsel and the representatives of the class of plaintiffs (the "Class Representatives") demanded the sale of the properties of the Partnership and the Genesis Partnership and liquidation of such partnerships, and that Spanos or its affiliates provide "floor bids," to ensure a bargained-for specified minimum amount of proceeds to be distributed to Unitholders. Lead Class Counsel, Spanos and Spanos Genesis agreed that the expense of appraisals of each of the properties was not warranted, because a public auction after dissemination of full information to prospective bidders, together with a guaranteed minimum bid, would provide a superior measure of the values of the various properties than would opinions of non-bidding appraisers. In the initial meeting, Lead Class Counsel, Spanos and its affiliates began negotiations concerning the amount of a floor bid for the properties of both the Partnership and the Genesis Partnership. Spanos initially offered a floor bid for all of the properties aggregating $31,900,000 over the existing mortgage debt on the properties. Lead Class Counsel thereafter engaged a financial and evaluation consultant who requested additional information regarding the Properties, which was provided by Spanos and reviewed by the consultant. In determining the amount of its proposed floor bid, Spanos did not undertake a formal valuation of the properties, but rather relied on its own familiarity with the properties and its expertise generally with respect to multi-family residential properties, and took into account the market conditions for such properties and the desirability of settling the Litigation.

  Throughout 1994, negotiations continued with Lead Class Counsel and its consultant, primarily relating to the floor bids. In addition, Spanos' counsel met twice with members of the executive committee formed by counsel to plaintiffs in the Litigation, Lead Class Counsel and its consultant, and in late 1994 Spanos agreed to negotiate further its floor bids. Ultimately, Spanos agreed to increase its minimum bid for the properties of both partnerships to $41,000,000 over existing mortgage debt. However, no agreement regarding a settlement was reached, and negotiations continued during 1995. In June of 1995, Spanos increased its aggregate floor bid offer to $41,360,000, but still no definitive agreement was reached. Throughout the remainder of 1995 and 1996, settlement negotiations were carried on, and various proposed forms of a settlement agreement were exchanged between the parties. In May, 1997, after further negotiations, Spanos increased its aggregate floor bid offer to $43,000,000, allocated $22,440,000 to the Partnership and $20,560,000 to the Genesis Partnership, in each case over existing mortgage debt. Lead Class Counsel, its consultant and the executive committee of plaintiffs' counsel agreed to this offered amount, and on May 12, 1997, the Settlement Agreement was executed. The increases in the amount of floor bid which Spanos offered resulted from the negotiation process, although the fact that the markets for the properties had improved further also influenced its decisions.

  On May 19, 1997, the Court entered its preliminary order which, among other things, approved the appointment of representatives of the plaintiff class, approved the appointment of Lead Class Counsel, preliminarily approved the Settlement and approved the form of Notice to the Unitholders which accompanies this Solicitation Statement.

  If the Plan is approved by the Unitholders, and if the Court enters a final nonappealable order and judgment approving the Settlement, the Auction will take place as promptly as is practicable, consistent with meeting the terms of the Plan, as described under "THE PLAN--Description of the Auction."

EFFECTS OF THE PLAN

  If the Plan is approved and implemented as proposed, the effects of the Plan will be the sale of substantially all of the Partnership's assets, the termination of the Partnership's business, the winding up of the Partnership's affairs and the distribution to the General Partners, the Subordinated Limited Partners and the Unitholders of the net proceeds of the Auction and the Partnership's other assets, after payment of liabilities, liquidation expenses and certain attorneys' fees. Spanos estimates that, assuming the Properties are sold for the amount of its Minimum Overall Bid (as defined under "THE PLAN--Description of the Auction"), the Unitholders will receive an initial cash distribution of approximately $39.27 per Unit upon completion of the Sale of the Properties, and may receive a distribution of up to an additional $3.16 approximately one year later. See "THE PLAN--Anticipated Results of Auction, Use of Proceeds and Cash Distributions." The amount distributed to each Unitholder generally will not be taxable to the extent the distributions do not exceed the Unitholder's adjusted tax basis in the Units. See "FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN--Tax Allocations and Distributions."

FAIRNESS OF THE PLAN; RECOMMENDATION OF SPANOS

  Spanos reasonably believes that the Plan is fair to the Unitholders and recommends approval of the Plan. No appraisals of the Properties were obtained, and no independent evaluation of the fairness of the Plan to Unitholders has been made. However, the Settlement has been preliminarily approved by the Court, and the Plan will not be implemented unless the Court, after approval of the Plan by the Unitholders, issues an order finding that the Settlement is fair, reasonable, adequate and in the best interests of the Unitholders. Further, the auction process is designed to secure the highest prices available for the Properties on the date of the Auction.

  In reaching its conclusion to recommend approval of the Plan, Spanos considered the following factors:

  (1) the fact that the Properties have now been held for their originally anticipated holding periods, which militates in favor of a sale of the Properties at this time;

  (2) increased availability of investor capital and the increased purchasing activity and favorable interest rate environment, which also militates in favor of sale;

  (3) improved occupancies and revenues in recent years, which enhance the prospects for realization of an adequate sale price for the Properties;

  (4) the potential for future operating performance increases and a possible increase in the value of the Properties, which might militate in favor of holding the Properties, but which also might enhance their salability;

  (5) the satisfactory physical condition of the Properties and the need for expenditures for repairs, replacements and improvements to be incurred in the future, which militates in favor of a sale now;

  (6) the presence of competition and the possibility of increased future competition, which suggest that a sale now may be advisable;

  (7) the relative illiquidity of the Units, which militates in favor of sale;

  (8) the historic levels of cash distributions to the Unitholders, the suspension of cash distributions in 1992 and the resumption of distributions in 1996 at a significantly lower level, which suggest that Unitholders would benefit from recovering their investment now; and

  (9) the potential for an increase in the amounts of distributions, which might militate in favor of holding the Properties, if such future distributions would represent a rate of return equivalent to that available in other investments.

  In addition, Spanos took into account the pendency of the Litigation, including (i) the extensive negotiations with Lead Class Counsel leading to the Settlement Agreement and the Court's approval of the Settlement; (ii) the fact that included in the relief sought by the plaintiffs is rescission of the original issuance of the Units; (iii) the costs expended to date and expected to be expended by Spanos and its affiliates in continuing defense against such Litigation; and (iv) the effects of participation in the defense of such Litigation upon certain of the key personnel of Spanos, each of which was considered from Spanos' standpoint to weigh in favor of offering a floor bid and selling the Properties to settle the Litigation. See "CERTAIN PENDING LITIGATION."

  Spanos does not believe that it is feasible to attempt to quantify any of the foregoing factors, nor did Spanos accord any particular weight to any of those factors, although it believes that the fact that the Properties have now been held for their originally anticipated holding periods and the fact that the representatives of the class action plaintiffs, which include all of the Unitholders, demanded sale of the Properties weighed more heavily in favor of the Plan than did other factors. After reviewing all of the above, Spanos concluded that these factors weighed in favor of agreeing to the floor bids and selling the Properties now, rather than sometime in the future, because it believes that the risks of continuing to own the Properties outweigh the benefits of continued ownership.

DISADVANTAGES OF THE PLAN

  The primary disadvantage of disposing of the Properties at this time is that the Partnership will not benefit from possible further improvements in economic and market conditions which might produce increased cash flow and possibly enhance the sales prices of the Properties. Further, it is not anticipated that the Unitholders will receive aggregate distributions from the Partnership, including distributions from sales of the Properties and any remaining contingency reserve, which will equal the amounts originally invested in the Partnership. In addition, no current independent appraisals of the Properties were obtained, because Spanos believes that a public auction after dissemination of full information to prospective bidders, together with its affiliate's minimum bids, will provide a superior measure of the values of the Properties than would opinions of non-bidding appraisers. No independent opinion or evaluation of the fairness of the Plan to Unitholders has been made. However, the Plan will not be implemented unless the Court issues an order finding that the Settlement is fair, reasonable, adequate and in the best interests of the Unitholders.

ADVANTAGES OF THE PLAN

  In addition to the factors regarding the Settlement discussed under "Background of the Plan" above, Spanos based its recommendation on the following factors:

  (i) SPANOS' BELIEF THAT THE CURRENT LEVEL OF MORTGAGE INTEREST RATES AND INCREASED AVAILABILITY OF INVESTOR CAPITAL ARE FAVORABLE FOR THE SALE OF THE PROPERTIES. In particular, Spanos has considered as favorable factors the availability of potential purchasers with sufficient equity to purchase properties; the availability of financing for the acquisition of real estate from the capital markets and traditional lending sources; and continued favorable interest rates which make it less expensive for potential purchasers to borrow funds.

  (ii) GENERAL IMPROVEMENT IN THE OCCUPANCIES, REVENUES AND NET OPERATING INCOME OF THE PARTNERSHIP'S PROPERTIES, which Spanos believes enhances their salability.

  (iii) REALIZATION OF HIGHEST OBTAINABLE PRICES THROUGH THE AUCTION. The Court-approved Auction process provides a mechanism which Spanos believes will enable the Partnership to sell the Properties for the best aggregate sale price obtainable at the time of sale, under current market conditions. Moreover, the guaranteed minimum bids from an affiliate of Spanos provide assurance that the Properties will be sold at prices exceeding existing mortgage debt and sufficient to assure at least $22,440,000 of gross sale proceeds.

  (iv) RISKS OF CONTINUED OWNERSHIP. Retaining the Properties will continue to subject the Partnership to the risks inherent in the ownership of rental property, such as fluctuations in occupancy rates, operating expenses and rental rates (which in turn may be affected by general and local economic conditions), the supply and demand for apartment properties of the type owned by the Partnership, increased competition (particularly from newer apartment projects with more desirable configurations and greater amenities) and federal and local laws and regulations affecting the ownership and operation of real estate.

  (v) LIQUIDITY. The sales will provide liquidity to the Unitholders. At present, there is no established public trading market for the Partnership's Units, and liquidity has been limited to sporadic sales which occur within an informal secondary market, and two recent tender offers, each for a limited number of Units. See "MARKET PRICES OF UNITS AND DISTRIBUTIONS TO UNITHOLDERS--Market Prices."

  (vi) INCREASED COMPETITION. Spanos believes that older apartment buildings such as those on the Properties, even though well maintained and in good condition, can over time suffer a competitive disadvantage in attracting and retaining tenants, as compared to new apartments with more modern amenities in newer, attractive neighborhoods. Further, the two-bedroom, one-bath configurations of many of the apartments in the Properties are not as attractive for prospective tenants as two-bedroom, two-bath configurations often found in newer competing projects. In addition, new apartment construction has commenced recently in several of the Properties' market areas, as a result of recent price increases for apartment projects and readily available financing for such construction. The Properties, therefore, may not be able to sustain current levels of revenue.

  (vii) THE CONDITION OF THE PROPERTIES. The Partnership has maintained the Properties in good condition during the past few years. Spanos believes that it would be advantageous to sell the Properties now before further aging and wear in the ordinary course occurs, thereby requiring substantially increased expenditures for repairs and refurbishment.

  (viii) THE PARTNERSHIP'S ORIGINAL OBJECTIVES AND POLICIES. Sales of the Properties at this time are compatible with the Partnership's originally anticipated holding periods.

  (ix) ELIMINATION OF SCHEDULE K-1 REPORTS. The Partnership's liquidation will eliminate the requirement for annual Schedule K-1 income tax reporting for the Partnership, which Spanos believes is often burdensome for Unitholders.

VOTE REQUIRED TO APPROVE THE PLAN

  Implementation of the Plan requires that Spanos receive Consents approving each element of the Plan from Unitholders of record holding a majority of all outstanding Units.

NO OTHER OFFERS

  During the 18 months preceding the date of this Solicitation Statement, neither Spanos nor the Partnership has received any firm offers from unaffiliated persons for the merger or consolidation of the Partnership with another entity or the sale of all or any substantial part of its assets to any third party, nor is Spanos aware of any firm offer for Units which would enable the holder of such Units to exercise control over the Partnership. However, immediately prior to execution of the Settlement Agreement, Spanos received from an unaffiliated entity a tentative offer for the purchase of all of the Properties of the Partnership for a price which would have yielded less net proceeds to the Partnership than would result from Spanos' Minimum Overall Bid. Because of the lower price offered, the lack of assurance that such a sale would result in termination of the Litigation and the fact that negotiations for the definitive Settlement Agreement were substantially complete, Spanos determined that it was in the best interests of the Partnership to proceed with the Settlement Agreement, and Spanos so advised the entity making the tentative offer, and suggested that it submit a bid for the Properties in the Auction. Moreover, certain limited tender offers for Units have been made during such period. See "MARKET PRICES OF UNITS AND DISTRIBUTIONS TO UNITHOLDERS--Market Prices."

FAILURE TO APPROVE THE PLAN

  If the Unitholders fail to approve the Plan, the Partnership will continue to own the Properties. In such event, Spanos expects that the Partnership will operate the Properties for an indefinite period, which over time would likely entail substantial expenditures for repairs and refurbishment. Consistent with the Partnership Agreement, the General Partners may receive or solicit offers for the sale of one or more of the Properties as opportunities arise. In any such sale, the Partnership would benefit from any increase in value of the affected property over the value at the time of the Auction, and would suffer a detriment to the extent of decrease in such value. Failure by the Unitholders to approve the Plan will not affect their rights under the Partnership Agreement.

                      SELECTED HISTORICAL FINANCIAL DATA

  The following table sets forth selected financial data of the Partnership for each of the five years in the period ended December 31, 1997. This data should be read in conjunction with the financial statements, related notes and other financial information included in the Partnership's Annual Report on Form 10-K for the year ended December 31, 1997, a copy of which is attached hereto as Exhibit B.

                                         FOR YEAR ENDED DECEMBER 31,
                                   -------------------------------------------
                                    1997     1996     1995     1994     1993
                                   -------  -------  -------  -------  -------
                                       (IN THOUSANDS, EXCEPT PER UNIT
                                   AND PER SUBORDINATED INTEREST AMOUNTS)
OPERATING RESULTS
 Total Revenues................... $16,124  $15,931  $15,362  $14,500  $13,424
 Interest Expense.................   5,082    5,177    6,015    6,381    6,835
 Net loss.........................     (54)    (402)  (1,752)  (2,713)  (3,673)
 Net loss to General Partners.....      (1)      (8)     (35)     (54)     (73)
 Net Loss per Subordinated
  Interest........................     -0-      -0-      -0-      -0-      -0-
 Net Loss per Unit................   (0.17)   (1.24)   (5.42)   (8.39)  (11.36)
 Cash Distributions per
  Subordinated Interest...........     -0-      -0-      -0-      -0-      -0-
 Cash Distributions per Unit......    4.88     4.88      -0-      -0-      -0-
                                               AT DECEMBER 31,
                                   -------------------------------------------
                                    1997     1996     1995     1994     1993
                                   -------  -------  -------  -------  -------
FINANCIAL POSITION
 Total Assets..................... $79,257  $82,001  $84,564  $87,946  $91,804
 Mortgage Loans Payable...........  64,184   65,322   66,362   67,215   68,581
 Unitholders' Equity..............   5,331    6,929    8,869   10,586   13,245
 Subordinated Limited Partners'
  Equity..........................   8,878    8,878    8,878    8,878    8,850
 General Partners' Deficit........  (1,340)  (1,307)  (1,268)  (1,233)  (1,179)
 Total Partners' Equity...........  12,869   14,500   16,479   18,231   20,916

                                   THE PLAN

GENERAL

  The Plan was developed by Spanos in connection with the Settlement of the Litigation and is being proposed by Spanos for consent by Unitholders to each element of the Plan--the Auction, the Amendment and the Plan of Liquidation. See "INTRODUCTION" and "SPECIAL FACTORS--Background of the Plan."

  The principal advantages of the Plan are:

  . Sale of the Properties in a favorable market for multi-family properties.

  .  Enhanced salability due to recent improved operations of the Properties.

  . Sale of the Properties in a public auction, with substantial information available to bidders.

  .  Providing liquidity to the Unitholders.

  . Sale while the Properties are in good repair, avoiding substantial expenditures for repairs and refurbishments.

  .  Guaranteed minimum bids from an affiliate of Spanos.

  .  Sale of the Properties within the originally anticipated holding period.

  .  Elimination of Schedule K-1 tax reports.

See "SPECIAL FACTORS--Advantages of the Plan."

  The principal disadvantages of the Plan are:

  . Unitholders will not benefit from possible improvements in economic and market conditions affecting the Properties.

  .  Unitholders will not likely recover their original investments.

  .  No current independent appraisals of the Properties have been obtained.

  . No independent opinion or evaluation of the fairness of the Plan to Unitholders has been obtained.

See "SPECIAL FACTORS--Disadvantages of the Plan."

  Spanos recommends that the Unitholders approve the Plan, including approval of the Auction, which will result in the sale of all of the Partnership's Properties, followed by the termination and liquidation of the Partnership. If the Plan is approved, and the Court enters a final nonappealable order and judgment approving the Settlement, the Properties will be sold in the Auction on the terms set forth below and in accordance with the terms of the Partnership Agreement as amended by the Amendment. See "Description of the Auction" below.

  Approval of the Plan will not automatically result in the sale of the Properties. Spanos and its affiliates have the right, but not the obligation, to terminate the Settlement on the occurrence of certain conditions, including the failure by the Court to enter a final order and judgment approving the Settlement, or the entering by the Court of an order and judgment which varies from that contemplated by the parties to the Settlement Agreement, or the failure of a majority of the Unitholders to approve the Plan. The only other conditions which would permit Spanos and its affiliates to terminate the Settlement have been satisfied by the date of this Solicitation Statement. Termination of the Settlement would have the effects described under "SPECIAL FACTORS--Failure to Approve the Plan," and the Litigation would continue.

  The Court must enter an order and judgment approving the fairness of the Settlement, and the order and judgment must become final and no longer subject to appeal or review, before the Plan may be effected.

DESCRIPTION OF THE AUCTION

  The Auction will be conducted as follows:

  a. CONDUCT OF THE AUCTION. The Settlement Agreement covers both the Partnership and the Genesis Partnership, and provides for a combined simultaneous Auction of the properties of both partnerships (the "Auction Properties"). Since one or more affiliates of Spanos and Spanos Genesis (collectively, the "Spanos General Partners") will bid initially in the Auction, the Settlement Agreement provides that the Spanos General Partners shall have no involvement in conducting the Auction, except that they may identify potential bidders to be invited to participate in the Auction, have agreed to assist in accommodating due diligence information requests from potential bidders and have agreed to submit certain minimum bids, as hereafter described.

  The Partnership and the Genesis Partnership have engaged Ernst & Young LLP, an independent national public accounting and consulting firm, through its E&Y Kenneth Leventhal Real Estate Group (the "Agent") to conduct the Auction. P-B Properties will also cause the Partnership and the Genesis Partnership: (i) to retain independent real estate counsel to advise them regarding the Auction;
(ii) to engage Eckland Consultants Inc., a national architectural, engineering and environmental consulting firm ("Eckland Consultants"), to perform a physical inspection of the Auction Properties and prepare an engineering report setting forth any material structural or operational defects and to provide a Phase I report (and if necessary a Phase II report) on the environmental condition of each of the Auction Properties; (iii) to contract with First American Title Insurance Company to perform title searches and issue preliminary title commitments; and (iv) to contract with one or more qualified termite inspection companies, selected by the Agent and acceptable to P-B Properties and Lead Class Counsel, to perform termite inspections at each Auction Property. The fees and expenses of the Agent, the independent real estate counsel, Eckland Consultants, the title company and the termite inspection companies will be borne by the Partnership and the Genesis Partnership. Where necessary, these fees and expenses will be allocated between the Partnership and the Genesis Partnership in proportion to the gross sales price, in excess of existing mortgages, realized by each as a result of the Auction.

  The Agent will prepare packages of information (the "Bid Packages") for distribution to potential bidders regarding the Auction, the Auction Properties, the Partnership and the Genesis Partnership, including bidding instructions, a bid form, a basic sales contract and various due diligence materials for each of the Auction Properties, including the following:

  (i) the reports of Eckland Consultants;

  (ii) the preliminary title commitment;

  (iii) the termite inspection report;

  (iv) detailed operating statements for the last three full calendar years;

  (v) the rent roll;

  (vi) copies of leases and schedules of current lease rates and expirations;

  (vii) descriptions of all capital improvements of all assets reflected in the operating statement of the Auction Property;

  (viii) schedules of required and planned capital improvements, renovations and repairs;

  (ix) a summary of any mortgage debt on the Auction Property, including explanations of prepayment and assumption fee provisions; and

  (x) a property-level budget, together with all property-level contracts not cancelable on 30 days' notice.

  The Bid Packages will also include audited consolidated operating statements for the Partnership and the Genesis Partnership for the last three full calendar years, as well as any other information which the Agent may deem useful and appropriate in soliciting bids.

  In the Settlement Agreement, the Spanos General Partners have agreed to assist in accommodating all reasonable due diligence requests from potential bidders, including providing (i) access to the books and records of the Partnership, the Genesis Partnership and the individual Auction Properties (including the rent rolls, operating statements and budgets included in the Bid Packages, and such other information as is reasonably necessary to verify the income and expenses of the Properties), (ii) opportunities for interviews with management personnel of Spanos and Spanos Genesis, including property managers, superintendents and leasing agents and
(iii) on-site inspections of the Auction Properties.

  To receive a Bid Package, a potential bidder must execute a confidentiality agreement and demonstrate to the Agent's satisfaction that it has the financial ability and legal capacity to prepare and submit a bona fide bid and to undertake and perform all obligations arising upon acceptance of its bid.

  After distribution of the Bid Packages, the Agent will solicit bids from qualified bidders (i.e., persons or entities which the Agent believes to have the financial ability and legal capacity to prepare and submit a bona fide bid in the Auction and to undertake and perform all obligations arising upon acceptance of any bid they may submit) and will conduct the Auction.

  In the Auction, the Agent will neither favor nor disfavor the affiliate or affiliates of the Spanos General Partners which submit the minimum required bids described below.

  The Agent will establish an "Initial Bid Period," within which bidders may conduct further due diligence and submit preliminary written bids. A bidder may either bid for all of the Auction Properties of either the Partnership or the Genesis Partnership (an "Overall Bid") or for any one or more of the Auction Properties of either the Partnership or the Genesis Partnership (an "Individual Bid"). A bid may be either an all cash bid or a combined bid of cash plus assumption of related mortgage debt (if assumable), with the bidder being responsible for any assumption fees or similar costs. A bidder of all cash will be responsible for any mortgage prepayment penalties and reconveyance costs, and must provide evidence of financial ability to support the bid. At the close of the Initial Bid Period, the Agent will review the bids received with P-B Properties and Lead Class Counsel, and thereafter will encourage bids higher than the previous high bid from bidders (other than the Spanos affiliate) who have previously bid on a Property or Properties, for a period of no more than 30 days from the close of the Initial Bid Period. The Agent will then determine the total of the highest of the Individual Bids submitted for each of the Auction Properties, and the highest Overall Bid for all of the Auction Properties, of each of the Partnership and the Genesis Partnership. The Agent will report the final bid results to P-B Properties and to Lead Class Counsel. P-B Properties and Lead Class Counsel will then jointly determine the "Successful Bids" (i.e., either the Overall Bid or the aggregate Individual Bids which will, in the judgment of P-B Properties and Lead Class Counsel, produce the highest gross cash price in excess of existing mortgage debt to each of such partnerships).

  Upon determination of the Successful Bids, the Agent will immediately notify the makers of those bids (the "Successful Bidders") and seek to obtain their signatures on the basic sales contract included in the Bid Package.

  b. EXECUTION OF SALES CONTRACTS. The bid form will ask the Successful Bidders to execute the basic sales contract immediately and promptly to deposit the full purchase price into an escrow. However, the Agent will be authorized to negotiate with each of the Successful Bidders as to the definitive form of the sales contract, subject to approval by P-B Properties and Lead Class Counsel. If any Successful Bidder fails or refuses to execute a sales contract at the price and on the terms included in the Successful Bid (with such modifications as may be approved as aforesaid), the Agent may, with the concurrence of P-B Properties and Lead Class Counsel, substitute as the Successful Bid for the Auction Property or Auction Properties in question the bid or bids producing the next highest gross cash price in excess of existing mortgage debt to the Partnership or the Genesis Partnership, as the case may be.

  c. MINIMUM SPANOS BID; NO OTHER BIDS OR PURCHASES BY SPANOS. Under the Settlement Agreement, Spanos has agreed that one or more of its affiliates (the "Spanos Bidder") will, at the outset of the Initial Bid Period, submit a preliminary written Overall Bid which will provide to the Partnership a gross cash price in excess of then-existing mortgage debt of at least $22,440,000 (the "Minimum Overall Bid"). In addition, Spanos has agreed that the Spanos Bidder will submit preliminary written Individual Bids for each of the Properties in amounts such that the aggregate gross cash price in excess of existing mortgage debt for all of the Properties is at least $22,440,000.

  The following table sets forth the amount of each preliminary Individual Bid which Spanos currently intends that the Spanos Bidder will submit:

                                                                   EXCESS OF BID
                                           INDIVIDUAL    MORTGAGE   PRICE OVER
PROPERTY                                    BID PRICE    DEBT (1)  MORTGAGE DEBT
--------                                   ----------- ----------- -------------
Silver Springs............................ $ 7,103,000 $ 5,398,000  $ 1,705,000
Rancho del Sol............................  15,405,000  11,130,000    4,275,000
Sandpebble................................   9,643,000   5,528,000    4,115,000
Regency Square............................   9,922,000   8,047,000    1,875,000
Cameron Creek.............................   8,417,000   6,427,000    1,990,000
Harbor Pointe.............................  14,221,000  12,931,000    1,290,000
Pointe West...............................   4,534,000   3,064,000    1,470,000
Bernardo Crest............................  17,235,000  11,515,000    5,720,000
                                           ----------- -----------  -----------
  Total................................... $86,480,000 $64,040,000  $22,440,000
                                           =========== ===========  ===========

--------
(1) Principal amount of mortgage debt outstanding as of December 31, 1997.

  If the Spanos Bidder's guaranteed Minimum Overall Bid is the Successful Bid for the Properties, Spanos estimates that the ultimate aggregate distributions to Unitholders upon consummation of the Liquidation will be approximately $42 per Unit. See "Anticipated Results of Auction, Use of Proceeds and Cash Distributions" below.

  Under the Settlement Agreement, the Spanos Bidder may submit an improved Individual Bid for one or more of the Properties during the re-bid period, and, may also improve any Overall Bid previously submitted. However, certain Unitholders who were informed regarding the proposed conduct of the Auction informally expressed concern that the ability of the Spanos Bidder to submit improved Individual and Overall Bids could chill the interests of potential third-party bidders in the Auction. Accordingly, Spanos has determined that, after submission of the required Minimum Overall Bid and required initial Individual Bids, neither the Spanos Bidder nor Spanos nor any other affiliate of Spanos will submit improved bids during the re-bid period. Therefore, if any third-party bidder submits an Overall Bid which exceeds the Minimum Overall Bid of the Spanos Bidder, then the Spanos Bidder will not be the Successful Bidder. Moreover, as to each Property, if any third-party bidder submits an Individual Bid which exceeds the Spanos Bidder's initial Individual Bid, then the Spanos Bidder will not be the Successful Bidder as to such Property. Each of the bids submitted by the Spanos Bidder will be considered a final bid and will remain open through the end of the re-bid period. If the Spanos Bidder is the Successful Bidder with respect to one or more of the Properties, it will be required to execute the basic sales contract without change. It is presently anticipated that the Spanos Bidder will be A.G. Spanos Construction, Inc., which will utilize its existing cash reserves and presently available bank lines of credit to fund the purchase price of any Property as to which it is the Successful Bidder.

  d. CONSUMMATION OF SALES OF PROPERTIES. The bid form and the form of basic sales contract will provide that the sale of a Property will be consummated as soon as practicable after execution of the contract. At the closing of the sale of each Property, the escrow agent for such property will be directed to disburse the net sale proceeds to the Partnership.

  For a general discussion of the tax consequences from the sale of the Properties, see "FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN."

DESCRIPTION OF PROPERTIES

  All of the Properties are garden apartment complexes, two of which are located in Tempe, Arizona (a suburb of Phoenix), two in suburbs of Atlanta, Georgia and one each in San Diego, California, Las Vegas, Nevada, Sparks, Nevada (near Reno) and a suburb of Denver, Colorado.

                                               1997
                                              AVERAGE
                                NO.           ANNUAL                                               MORTGAGE MONTHLY     EST.
                                OF    LAND   OCCUPANCY DATE OF    PURCHASE     MORTGAGE   MORTGAGE INTEREST   DEBT     BALLOON
PROPERTY           LOCATION    UNITS (ACRES)   RATE    PURCHASE     PRICE        DEBT     MATURITY   RATE   SERVICE    PAYMENT
--------         ------------- ----- ------- --------- -------- ------------- ----------- -------- -------- -------- -----------
Silver Springs..     Tempe, AZ   198    9.3    93.8%    11/88   $   8,692,200 $ 5,398,000 12/2000     6.5%  $ 38,006 $ 5,030,000
Rancho del Sol.. Las Vegas, NV   376   16.0    93.7%    12/88      20,078,400  11,130,000 10/2019    8.11%    92,172          --
Sandpebble......    Sparks, NV   236   11.5    95.3%    12/88       9,828,000   5,528,000    6/98    8.28%    48,828   5,474,000
Regency Square..  Chamblee, GA   276    9.2    92.3%     1/89      14,955,000   8,047,000  2/2001    8.00%    61,269   7,732,000
Cameron Creek...     Tempe, AZ   211    8.7    94.5%     3/89       9,959,400   6,427,000 10/2019    8.11%    52,480          --
Harbor Pointe...  Dunwoody, GA   366   45.9    93.5%     6/89      20,203,000  12,931,000 10/2019    7.75%   102,635          --
Pointe West.....    Aurora, CO   138    5.3    95.4%     9/89       5,100,000   3,064,000  3/2016    7.61%    25,971          --
Bernardo Crest.. San Diego, CA   216   16.6    96.4%    12/89      18,684,000  11,515,000  8/2019    8.12%    94,221          --
                               -----  -----                     ------------- -----------                   -------- -----------
                               2,017  122.5                     $107,500,000* $64,040,000                   $515,582 $18,236,000

----
* The purchase price per Property shown in the above table is the price originally paid to an affiliate of Spanos for such Property, and does not include acquisition fees aggregating $2,800,000 paid to an affiliate of Spanos and acquisition expenses of approximately $200,000. In addition, affiliates of Spanos paid to the Partnership an aggregate of $5,037,000 in cash flow guaranty payments with respect to such Properties, which payments were treated as reductions to the purchase prices per Property set forth above.

ANTICIPATED RESULTS OF AUCTION, USE OF PROCEEDS AND CASH DISTRIBUTIONS

  The following table sets forth the anticipated application of the proceeds from the Auction, as well as information regarding the estimated loss to be realized per Unit upon sale of the Properties and termination of the Partnership. The amount available for distribution to Unitholders shown below assumes that: (i) the Spanos Bidder's guaranteed Minimum Overall Bid is the Successful Bid for both the Partnership and the Genesis Partnership, and all of the Auction Properties are purchased by the Spanos Bidder; and (ii) the costs of the Auction and the solicitation of Consents are allocated between the Partnership and the Genesis Partnership in proportion to the amounts of the Spanos Bidder's respective guaranteed Minimum Overall Bids. The amount available for distribution to Unitholders would increase if the aggregate sales price of the Properties exceeds the Spanos Bidder's guarantee by more than the increased expenses of the Auction which will result from multiple purchasers of the Properties.

APPLICATION OF PROCEEDS:
Auction Sale Price (Net of Mortgage Debt)................... $ 22,440,000
  LESS:
    Auction Expenses........................................      695,000(1)
    Consent Solicitation Expenses...........................      288,000(1)
                                                             ------------
Net Sale Price.............................................. $ 21,457,000
  PLUS:
    Other Partnership Assets (Net of Liabilities)...........    2,100,000(2)
                                                             ------------
                                                             $ 23,557,000
                                                             ============
  LESS:
    Liquidation Expenses (est.).............................      100,000
    Attorneys' Fees.........................................      986,000(3)
                                                             ------------
Net Distributable Amount.................................... $ 22,471,000
                                                             ============
Distributions to Unitholders................................   13,443,000(4)
Distributions to Subordinated Limited Partners..............    8,878,000(5)
Distributions to General Partners...........................      150,000(6)
                                                             ------------
    Total Distributions..................................... $ 22,471,000
                                                             ============
DISTRIBUTION TO UNITHOLDERS PER UNIT
($250 of Original Capital Contribution):
  Prior Cash Distributions Per Unit......................... $     154.71(7)
  Distributions Per Unit from Auction Proceeds..............        42.43(4)(8)
Loss Per Unit............................................... $      52.86(7)(8)

--------
(1) Auction expenses and Consent solicitation expenses are estimated amounts, and are allocated between the Partnership and the Genesis Partnership as indicated in (ii) above. Expenses of the Auction will increase if there are multiple purchasers of the Properties (i.e., if the Spanos Bidder is not the sole Successful Bidder), but any such increase is not expected to be material.
(2) Estimated based upon assets and liabilities as of December 31, 1997.
(3) Pursuant to the Settlement Agreement and subject to the approval of the Court, the Partnership will pay to Lead Class Counsel, on behalf of the Unitholders, an amount not to exceed 8% of the amount otherwise distributable to the Unitholders from the Auction Proceeds.
(4) Of this amount, the General Partners initially will withhold $1,000,000 ($3.16 per Unit) for a period of up to one year as a reserve against further unforeseen contingent obligations of the Partnership, including any liabilities which may arise under the sales contracts for the Properties.
(5) The Subordinated Limited Partner Interests were issued to affiliates of Spanos in consideration of a cash capital contribution of $5,544,000 and in consideration of certain cash flow guaranty payments made by such affiliates to the Partnership during the period from inception through June 30, 1992.

(6) The Partnership Agreement provides that liquidating distributions are to be paid to the Unitholders, Subordinated Limited Partners and General Partners in accordance with their positive capital account balances, after allocating the net income or loss from the terminating transaction. Based upon the foregoing assumptions, it is estimated that approximately $950,000 of the net income resulting from the Auction will be allocated to the General Partners, which would bring their capital accounts (currently a deficit of approximately $800,000) to a positive balance of approximately $150,000. (See "Distributions and Fees" below.)
(7) Assumes Unitholder held Units since first closing of Partnership's offering in 1988.
(8) Assumes contingency reserve is not utilized and is ultimately distributed to Unitholders. In addition, Unitholders who are not tax-exempt investors have received tax benefits from their investment in the Units, and many Unitholders will receive additional amounts under both the Settlement Agreement and the PSI Settlement Agreement described hereinafter under "CERTAIN PENDING LITIGATION."

AMENDMENT TO PARTNERSHIP AGREEMENT

  Pursuant to Section 15.4.20 of the Partnership Agreement, the General Partners and their affiliates may not purchase real property from the Partnership, other than in connection with joint ventures with the Partnership. In order for an affiliate of Spanos to be able to bid for and, if successful, to purchase any or all of the Properties, the Partnership Agreement must be amended, which requires the approval of Unitholders holding a majority of the outstanding Units. The Amendment will permit such a purchase of the Properties, as set forth in Exhibit A hereto.

LIQUIDATION

  Pursuant to the Settlement Agreement, within ten business days following the closing of the sale of the last Property, the General Partners will cause the Partnership (i) to pay all costs associated with the Auction, including the solicitation of Consents from Unitholders and the preparation and mailing of the notices required by the Settlement Agreement and the Court to be sent to Unitholders for which bills have been received; (ii) to estimate and reserve for all such costs associated with the Auction for which bills have not yet been received; and (iii) to provide a further contingency reserve for potential unforeseen costs and liabilities in an amount not to exceed $1,000,000, such reserve to be maintained for a period not to exceed one year from the closing of the sale of the final Property. The General Partners will then cause the Partnership to distribute the balance of the cash from the sales first, on behalf of the Unitholders, as attorneys' fees to Lead Class Counsel, in such amount as has been awarded by the Court, which for the Unitholders will not exceed eight percent (8%) of the amount otherwise distributable to the Unitholders from the sales, and then to the Unitholders, Subordinated Limited Partners and General Partners as provided in the Partnership Agreement. The remaining assets of the Partnership, and any remainder of the contingency reserve, will be distributed to the Unitholders within one year after the closing of the sale of the last Property. If any costs associated with the Auction are not individually charged or allocated to the Partnership or the Genesis Partnership, the costs are to be allocated between the Partnership and the Genesis Partnership based on the gross cash amount in excess of existing mortgage debt paid to either of them as a result of the Auction, unless a more equitable method of allocation is agreed upon by P-B Properties, Lead Class Counsel and the Spanos General Partners. Even if all liabilities of the Partnership have not been satisfied after one year, the remainder of the contingency reserve will be distributed to the Unitholders, and the General Partners will remain obligated for such liabilities.

  Section 19.1 of the Partnership Agreement provides that the Partnership will terminate and be dissolved upon the disposition of all of the assets of the Partnership and the receipt of the final cash payment of the purchase price of all such assets.

DISTRIBUTIONS AND FEES

  The sale of all of the Partnership's Properties in the Auction will constitute a "Terminating Sale or Disposition," as defined below. Pursuant to
Section 11.8 of the Partnership Agreement, a Terminating Sale or

Disposition invokes allocation and distribution requirements which differ in certain respects from those that would ordinarily result from sale or refinancing of one or more of the Partnership's Properties. Section 11.8 and
Section 11.4.4 of the Partnership Agreement provide that any Net Income resulting from a Terminating Sale or Disposition will be allocated first to Unitholders, Subordinated Limited Partners and General Partners who have negative capital account balances. As of the date of this Solicitation Statement, only the General Partners had negative capital account balances, which at December 31, 1997 aggregated approximately $400,000 for each of the General Partners, and so an aggregate of approximately $800,000 of the Net Income resulting from the Auction will be allocated to the General Partners' capital accounts, bringing those accounts to a zero balance. The remaining Net Income will next be allocated 2% to the General Partners and 98% to the Unitholders and Subordinated Limited Partners until their capital account balances equal their Adjusted Contributions (i.e., the original capital contribution of $250 per Unit less any prior distributions of cash from sale or refinancing of Properties or from working capital reserves). Since the capital account balances of the Subordinated Limited Partners currently equal their Adjusted Contributions, the General Partners will be allocated approximately $75,000 each and all of the remaining Net Income will be allocated to the Unitholders. Spanos does not anticipate that the Net Income of the Partnership for the year 1998 (assuming all of the Properties are sold in 1998) will be sufficient to restore the Unitholders' capital account balances to the level of their Adjusted Contributions.

  As set forth under "Anticipated Results of Auction, Use of Proceeds and Cash Distributions" above, and based on the assumptions therein stated, Spanos estimates that upon completion of the Liquidation, the General Partners will have received cash distributions aggregating approximately $150,000, the Subordinated Limited Partners (who are affiliates of Spanos) will have received cash distributions of $8,878,000 and the Unitholders will have received approximately $13,443,000 of cash distributions, in each case in addition to those previously received.

  A "Terminating Sale or Distribution" is defined in the Partnership Agreement to be the earlier to occur of (i) the sale or disposition of the Partnership's last three Properties commencing with the first such sale or (ii) the sale or disposition of a Property which causes the aggregate acquisition cost of all Properties which have been sold or disposed of to exceed 66 2/3% of the aggregate original acquisition cost of all Properties. Because all of the Properties will be sold in the Auction as part of a single plan of disposition, each sale will be treated as a Terminating Sale or Disposition, regardless of the closing dates of sales of the individual Properties.

  Neither of the General Partners will receive any fees in connection with the sale of the Properties or the liquidation and dissolution of the Partnership. However, as provided in the Partnership Agreement, the General Partners will be entitled to receive cash distributions of approximately $75,000 each. Upon sale of the Properties, the management fees and special distributions which the General Partners presently receive will be eliminated. Furthermore, Spanos has guaranteed that the Auction will generate gross proceeds of at least $22,440,000 in excess of the aggregate outstanding principal balance of all existing mortgage debt on the Properties, the net amount of which (after payment of expenses of the Auction, certain plaintiffs' attorneys' fees and the expenses of liquidation of the Partnership and establishment of a contingency reserve) will be available for distribution to the Unitholders, Subordinated Limited Partners and General Partners as provided in the Partnership Agreement. Sales of the Properties and liquidation of the Partnership will also eliminate any liability of the General Partners for future Partnership obligations and risk to the Partnership which might arise from continued operation of the Partnership.

                        PRO FORMA FINANCIAL INFORMATION

  On a pro forma basis, if the Plan had been consummated on December 31, 1997 under the assumptions described above under "THE PLAN--Anticipated Results of Auction, Use of Proceeds and Cash Distributions," the Partnership's Balance Sheet as of December 31, 1997 would have reflected cash of approximately $22,471,000, limited partners' equity of approximately $13,443,000, subordinated limited partners' equity of approximately $8,878,000 and general partners' equity of approximately $150,000, and the Partnership's income statement for the year ended December 31, 1997 would have reflected a nonrecurring gain of approximately $9,602,000.

               FINANCIAL INFORMATION REGARDING GENERAL PARTNERS

  See the Index to Financial Statements for information regarding the audited balance sheet of the Spanos General Partner as of its most recent fiscal year-end, and the audited balance sheets of the general partners of the Spanos General Partner as of their respective most recent fiscal year-ends. The Spanos General Partner has no reason to believe that P-B Properties does not have the financial ability to meet its obligation to make an additional capital contribution to the Partnership with respect to its capital account deficiency, pursuant to the Partnership Agreement. Moreover, as set forth under "THE PLAN--Distributions and Fees," allocation of the net income which will be produced by sale of the Properties pursuant to the Minimum Overall Bid will result in elimination of the capital account deficiency of P-B Properties and any obligation of P-B Properties to make an additional capital contribution.

            MARKET PRICES OF UNITS AND DISTRIBUTIONS TO UNITHOLDERS

MARKET PRICES

  The Units of the Partnership are not listed on any national securities exchange or quoted on the NASDAQ System, and there is no established public trading market for the Units. Secondary market activity for the Units has been limited and sporadic. However, as a service to its clients, Prudential Securities has facilitated sales to purchasers in a limited secondary market for the Units. Limited information available to Spanos from secondary market sources indicates that bid prices in the limited secondary market have ranged from a low of approximately $26.00 per Unit to a high of approximately $55.00 per Unit during the period from the first quarter of 1996 through November of 1997. Such bid prices may not reflect actual transactions, and the proceeds to a seller of Units would be reduced by sales commissions, which may be substantial, and transfer fees payable to the Partnership.

  Prudential Securities was the principal distributor of the Units in the Partnership's public offering, and continues to provide certain investor services on a contractual basis, including processing of all transfers of Units, subject to the approval of the General Partners. Prudential Securities has advised Spanos that the transfer records for the Partnership reflect the following aggregate numbers of Units transferred in the past five years:

                                                                    NO. OF UNITS
   YEAR                                                             TRANSFERRED
   ----                                                             ------------
   1993............................................................    38,843
   1994............................................................    37,409
   1995............................................................    36,516
   1996............................................................    51,174
   1997............................................................    40,690

Generally, no information regarding the prices at which Units were sold is available from the Partnership's transfer records, and the transfers reflected in the above table include non-sale transactions.

  Spanos believes that the limited amount of information available regarding transfers of Units and bid prices does not reflect sufficient market activity to be representative of the market value of the Units, and such information should not be relied upon as being indicative of the ability of Unitholders to sell their Units in secondary market transactions or as to the prices at which such Units may be sold. Therefore, the information presented should not be relied upon by Unitholders in determining whether or not to consent to the Plan.

  On November 5, 1996, Prescott Associates, L.L.C., an entity not affiliated with either of the General Partners, commenced a limited tender offer for up to 14,260 Units (4.5% of the outstanding Units) at a cash price of $35.00 per Unit, less the transfer fee of $75.00 payable to the Partnership and less any cash distributions exceeding $1.22 per Unit made by the Partnership to any tendering Unitholder after the date of the offer. The tender offer was scheduled to expire on December 6, 1996, and to the knowledge of the General Partners was not extended. Based upon the Partnership's records, it appears that a total of 13,002 Units were purchased in this tender offer.

  In November, 1997, Hungry Bear Fund 96, LLC, an entity not affiliated with either of the General Partners, commenced a limited tender offer for up to 500 units (.15% of the outstanding Units) at a cash price of $42.75 per Unit, less the transfer fee of $75.00 payable to the Partnership and less any cash distributions made by the Partnership after October 1, 1997 to any tendering Unitholder. The tender offer was scheduled to expire on December 15, 1997, and to the knowledge of the General Partners was not extended. Based upon the Partnership's records, it appears to date that a total of 144 Units were purchased in this tender offer.

DISTRIBUTIONS TO UNITHOLDERS

  From the inception of the Partnership through the second quarter of 1992, the Partnership made quarterly cash distributions to the Unitholders. Such distributions were made from operating cash flow, from proceeds of refinancing of Properties and from funds received under a cash flow guaranty made by affiliates of Spanos at the inception of the Partnership, which expired in 1992. Due to insufficient cash flow, the Partnership suspended cash distributions in 1992, and did not resume such distributions until 1996. The following table sets forth the amounts of such distributions per Unit.

                                                                   DISTRIBUTION
   PERIOD                                                         PER $250 UNIT*
   ------                                                         --------------
   1988**........................................................    $  1.95
   1989..........................................................      35.00
   1990..........................................................      35.00
   1991..........................................................      35.00
   1992..........................................................      38.00
   1993..........................................................        -0-
   1994..........................................................        -0-
   1995..........................................................        -0-
   1996..........................................................       4.88
   1997..........................................................       4.88
                                                                     -------
                                                                     $154.71
                                                                     =======

--------
* Includes distribution of refinancing proceeds of $17.50 in 1989, $18.72 in 1990, $20.04 in 1991 and $31.22 in 1992, respectively.
** Assumes Unitholder held Units since first closing of Partnership's offering in 1988.

  During the same period, the Partnership made cash distributions to the Subordinated Limited Partners averaging $57.62 per $250 Unit, which distributions were made from refinancing proceeds. Pursuant to the Partnership Agreement, the Partnership has made or accrued special distributions to P-B Properties aggregating $1,861,586 for the period 1988-1997, which distributions were made from operating cash flow and were treated for financial reporting and tax purposes as operating expenses.

  In addition to distributions from the Partnership, most Unitholders will be entitled to receive payments with respect to their Units pursuant to the PSI Settlement Agreement described below under "CERTAIN PENDING LITIGATION."

                              FEDERAL INCOME TAX
                           CONSEQUENCES OF THE PLAN

GENERAL

  Approval of the Plan has certain tax implications to the Unitholders that should be considered. The following discussion summarizes the material federal income tax consequences arising from the Partnership's proposed sale of the Properties and provides a general overview of certain state income tax considerations. This summary is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, court decisions and published positions of the Internal Revenue Service (the "IRS"), as currently in effect. There can be no assurance that the IRS will agree with the conclusions stated herein or that future legislative or administrative changes or court decisions will not significantly modify the federal or state income tax laws regarding the matters described herein, potentially with retroactive effect. This summary is addressed only to Unitholders who are United States persons within the meaning of Section 7701(a)(30) of the Code, deals only with Units that are held as capital assets within the meaning of Section 1221 of the Code and is not intended to be and should not be considered as an opinion respecting the federal or state income tax consequences of the Plan. In addition, this summary does not address the tax consequences that may be relevant to Unitholders in special tax situations (including, for example, life insurance companies, dealers in securities or currency, banks or other financial institutions, or Units held as a hedge or as part of a hedging, straddle or conversion transaction). ACCORDINGLY, UNITHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE APPLICATION OF UNITED STATES FEDERAL INCOME TAX LAWS, AS WELL AS THE LAWS OF ANY STATE, LOCAL OR FOREIGN TAXING JURISDICTION, TO THEIR PARTICULAR SITUATIONS.

  Certain United States federal income tax consequences associated with an investment in the Units were discussed in the Prospectus, dated October 18, 1988, covering the original public offering of the Units. This summary does not update that discussion; rather it discusses only the federal income tax aspects directly relevant to the Plan.

PARTNERSHIP TAXATION

  This summary assumes, and Spanos believes, that the Partnership has been and will continue to be properly classified as a partnership for federal income tax purposes. An entity that is classified as a partnership is not subject to federal income tax. Instead, each partner in the partnership is required to take into account in computing his or her income tax liability the partner's allocable share of the partnership's items of income, gain, loss, deduction and credit.

SALE OF PROPERTIES

  The Partnership will have taxable gain or loss upon its sale of each Property, measured by the difference between the amount realized on the sale (generally, cash or other consideration received reduced by the expenses of sale) and the Partnership's adjusted basis in such Property. The "adjusted basis" of a Property generally is its cost plus the amount of any capital expenditures (such as improvements) minus the amount of depreciation and amortization.

  Assuming (i) the Spanos guaranteed Minimum Overall Bid is the Successful Bid for the Properties, (ii) the selling expenses (including Lead Class Counsel's legal fees) are $1,695,000 and (iii) the sales are consummated in 1998, Spanos estimates that the total gain resulting from the sale of the Properties would be approximately $8 million. The amount of gain realized on the sale of the Properties will depend upon the actual sales prices and the actual selling expenses and legal fees incurred in connection with the sale of the Properties.

  Any such gain or loss generally will constitute Section 1231 gain or Section 1231 loss (i.e., gains or losses from disposition of real property or depreciable personal property used in a trade or business and held for more than one year, other than property held for sale to customers in the ordinary course of business). A Unitholder's share of the gains or losses from the sales of the Properties would be combined with any other Section 1231 gains or
Section 1231 losses of the Unitholder for that year. Net Section 1231 gains or net Section 1231 losses generally would be treated as long-term capital gain or ordinary loss, as the case may be. However, a Unitholder's net Section 1231 gains would be treated as ordinary income rather than capital gain to the extent of his or her net Section 1231 losses, if any, incurred in the five preceding years. Furthermore, in the event that a Property is sold at a gain, the depreciation expense may be recaptured as ordinary income under Section 1245 or Section 1250 of the Code to the extent of the realized gain. In general, under Section 1250, if real property is depreciated on an accelerated basis rather than on a straight-line basis, then the lesser of (i) any gain realized on disposition of the property or (ii) the excess of accelerated depreciation over straight-line depreciation as of the date of sale will be treated as ordinary income in the year the property is sold. The Partnership does not expect to have any gain from the sale of the Properties subject to recapture under Section 1250 of the Code. Spanos estimates that approximately $1.2 million of the gain would be subject to recapture as ordinary income under Section 1245 of the Code if the Properties are sold for the Minimum Overall Bid. Unitholders classified as corporations for federal income tax purposes may be required, under Section 291(a) of the Code, to treat 20% of the gain from the sale of a Property attributable to depreciation expense not subject to recapture under Section 1250 as ordinary income instead of Section 1231 gain. The total amount of gain subject to Section 291(a) ordinary income treatment for a corporate Unitholder is estimated to be approximately $1.7 million (approximately $5 per Unit).

  Under Section 702(a)(3) of the Code, a partnership is required to state separately, and the partners are required to account separately for, their distributive share of all gains and losses of their partnership. Accordingly, each Unitholder's allocable share of the gains or losses from the sale of the Properties (including each Unitholder's allocable share of Section 291(a) gain, Section 1245 gain, Section 1231 gain or Section 1231 loss) will be separately stated and reflected on the applicable Schedule K-1 forms provided to the Unitholders by the Partnership.

  For most tax-exempt Unitholders, only a portion of the gain from the sale of the Properties would be treated as unrelated business income. Under Section 514(a) of the Code, gain from the sale of "debt-financed property" is treated as unrelated business income generally in an amount equal to a ratio determined by comparing the property's debt to its basis. If the Properties are sold for the estimated total gain of approximately $8 million, Spanos estimates that the portion of the gain that will be treated as unrelated business income is $6.9 million (or $19 per Unit). Additional unrelated business income may result to a tax-exempt Unitholder which borrowed funds to purchase its Units. Tax-exempt Unitholders should consult their own tax advisors regarding the unrelated trade or business income that may result from the sale of the Properties.

TAX ALLOCATIONS AND DISTRIBUTIONS

  Gain (or loss) from the sale of the Properties will be allocated to the Partners in accordance with the Partnership Agreement. Allocations of a partnership's items of income, gain, loss, deduction and credit will be respected for federal income tax purposes if they have substantial economic effect or are otherwise made in accordance with the partners' economic interests in the partnership. This summary assumes, and Spanos believes, that the allocations of Partnership items of income, gain, loss, deduction and credit to the Unitholders have substantial economic effect or are otherwise in accordance with the Unitholders' economic interests in the Partnership.

  In general, under the Partnership Agreement, any Net Income in connection with a Terminating Sale or Disposition will be allocated among the Partners (prior to making distributions of sale proceeds) first to restore the General Partners' negative capital account balances and then 98% to Unitholders and 2% to the General Partners. If the Net Income of the Partnership for the year 1998 is not sufficient to restore the Unitholders' capital account balances to the level of their Adjusted Contributions, then the Partnership Agreement provides that the Units held by earlier-admitted Unitholders are to be allocated more of the gain from the sale of the Properties in order to equalize their per-Unit capital accounts with those of the later-admitted Unitholders. See "THE PLAN--

Distributions and Fees." If the Properties are sold for the Minimum Overall Bid, Spanos estimates that a Unit acquired on the earliest closing date will be allocated approximately $27 of the gain, and a Unit acquired on the last closing date will be allocated approximately $7 of the gain. Approximately $4 of such gain would be characterized as Section 1245 income with the balance characterized as Section 1231 gain. To the extent that the actual gain on the Properties is more than that estimated above, the per-Unit allocation of such gain would be correspondingly higher. Any allocation of gain (or loss) from the sale of Properties will increase (or decrease) a Unitholder's basis in the Units.

  In general, under the Partnership Agreement, loss from the sale of a Property must be allocated 2% to the General Partners and 98% to the Unitholders. However, in such circumstances a special allocation of gross rental income (depending upon the ultimate sales proceeds) would be made to P-B Properties to reduce its negative capital account by a comparable amount, and an equal amount of loss will be allocated among the Unitholders. Allocation of loss will reduce a Unitholder's basis in the Units. However, no loss can be utilized currently to the extent the loss exceeds the Unitholder's basis in the Units.

  Distributions to a Unitholder will generally not be taxable to the extent the distributions do not exceed the Unitholder's adjusted tax basis in the Units. For purposes of determining tax basis in a Unitholder's Units, any payment received by the Unitholder from the settlement fund established pursuant to the PSI Settlement Agreement (see "CERTAIN PENDING LITIGATION"), or from any other settlements related to the Units, should be applied to reduce such Unitholder's adjusted tax basis. The tax basis in the Units will also be reduced by the distributions. To the extent any settlement payment and the distributions exceed the adjusted tax basis, such excess will generally be treated as capital gain, which will be long-term if the applicable Units have been held for more than one year. Unitholders who have remaining tax basis in their Units after termination of the Partnership will generally have a capital loss. Such capital loss can be used to offset any net Section 1231 gains that have not been otherwise characterized as ordinary income, but only if such capital loss occurs in the same year as the net Section 1231 gain. Net capital losses of taxpayers other than corporations may not be carried back to earlier years.

  It is not expected that the Partnership will terminate for federal income tax purposes in the year in which the Properties are sold, because a reserve for potential unforeseen costs and liabilities will be established and maintained for a period not to exceed one year from the closing of the sale of the final Property. Accordingly, a Unitholder will likely be allocated gain from the sale of the Properties in a different year than termination of the Partnership, which may result in a capital loss to a Unitholder which cannot be used to offset the gain from the sale of the Properties.

  Based on the estimated gain of $8 million, Spanos estimates that after payment of the selling expenses incurred in connection with the sale of the Properties and other expenses and liabilities of the Partnership and certain attorneys' fees, the amount available for distribution to Unitholders would be approximately $42 per Unit.

CAPITAL GAINS TAX

  With respect to individuals, trusts and estates, the Taxpayer Relief Act of 1997 ("TRA") generally reduces the maximum tax rate on net capital gains on capital assets held for more than 18 months to 20% and provides a maximum tax rate on net capital gains derived from capital assets held for more than one year and for not more than 18 months ("mid-term gains") of 28%. TRA does not affect the taxation of capital gains realized by corporations. Substantially all of the Partnership's assets have been held for longer than 18 months. Accordingly, a substantial portion of any Section 1231 gains of the Partnership realized on the sale of assets and allocable to Unitholders who are individuals, trusts and estates may be taxed at a maximum federal income tax rate of 20% (if such gains are not recharacterized as ordinary income as described above under "Sale of Properties," or are not subject to the special tax rate described in the next paragraph).

  Under TRA, individuals, trusts and estates are taxed on unrecaptured Section 1250 gain at a maximum federal income tax rate of 25%. Unrecaptured Section 1250 gain generally equals the excess of (i) the lesser of the gain realized on disposition of depreciable real property or depreciation allowed or allowable on the property through the date of disposition, over
(ii) the amount of depreciation recapture realized upon the disposition (as described above under "Sale of Properties"). Spanos believes that substantially all of the gain realized upon the sale of the Partnership's assets pursuant to the transactions described herein will be unrecaptured
Section 1250 gain.

  Net capital losses of such a Unitholder can be utilized to offset ordinary income limited to the sum of net capital gains from other sources recognized by the Unitholder during the tax year, plus $3,000 ($1,500 in the case of a married individual filing a separate return). The excess amount of such net capital loss may be carried forward and utilized in subsequent years subject to the same limitations but may not be carried back to a prior year.

  Unitholders classified as corporations are taxed on capital gains at the same rates as ordinary income. A corporate Unitholder can deduct capital losses only to the extent of capital gains, with any unused capital losses generally being carried back three years and forward five years.

PASSIVE LOSS LIMITATIONS

  Unitholders that are individuals, trusts, estates, closely held corporations or personal service corporations are subject to the passive activity loss limitations rules. A Unitholder's allocable share of Partnership income or loss is treated as derived from a passive activity, except to the extent of the Partnership's portfolio income, which includes interest, dividends and gains from the sale of property held for investment purposes. A Unitholder's allocable share of any Partnership gain realized on the sale of its Properties (other than gain from the sale of portfolio investments) will be characterized as passive activity income that may be offset by passive activity losses from other passive activity investments. If all of the Properties are sold, a Unitholder's allocable share of any Partnership loss realized on such sale, or any loss realized by the Unitholder upon liquidation of his or her Units, will not be subject to the passive activity loss limitations. In addition, upon the complete disposition of a Unitholder's entire interest in the Partnership, any suspended passive activity losses of the Unitholder with respect to his or her investment in the Partnership could be used to reduce other income of the Unitholder.

FINAL PARTNERSHIP RETURNS AND FUTURE TAX ISSUES

  Following the termination of the Partnership, the General Partners, on behalf of the Partnership, will file a final tax return for the Partnership, and on a timely basis will provide Schedule K-1 forms to all Unitholders setting forth their allocable shares of the Partnership's items of income, gain, loss, deduction and credit. P-B Properties will also have full responsibility and authority for any other tax-related matter arising after the termination of the Partnership, including acting as the "tax matters partner" representing the Partnership in any federal or other audit of returns of the Partnership for its final year or any prior year.

  Unitholders should understand that while the Partnership will be terminated, such termination will not eliminate the possibility that the IRS could challenge the tax treatment of the Partnership's activities for the year of termination or any prior year for which the statute of limitations for making adjustments has not elapsed. If any adjustments are made to the Partnership's income tax returns, P-B Properties will so notify the Unitholders. Any tax audit or adjustments could result in assessment of additional tax liabilities upon the Unitholders which would be payable from their own funds and would not be reimbursable by the General Partners or the Partnership.

CERTAIN STATE INCOME TAX CONSIDERATIONS

  Because each state's tax law varies, it is impossible to predict the tax consequences to the Unitholders in all the states in which they are already subject to tax. Accordingly, the following is a general summary of certain common (but not necessarily uniform) principles of state income taxation. State tax consequences to each Unitholder will depend upon the provisions of the state tax laws to which the Unitholder is subject. The

Partnership will generally be treated as engaged in business in each of the states in which the Properties are located, and the Unitholders will generally be treated as doing business in such state and therefore subject to tax in such state. Most states modify or adjust the taxpayer's federal taxable income to arrive at the amount of income potentially subject to state tax. Resident individuals generally pay state tax on 100 percent of such state-modified income, while corporations and other taxpayers generally pay state tax only on that portion of state-modified income assigned to the taxing state under the state's own apportionment and allocation rules.

                              NO APPRAISAL RIGHTS

  If Unitholders owning a majority of the Units on the Record Date vote in favor of the Plan, such approval will bind all Unitholders. The Partnership Agreement and the Delaware Revised Uniform Limited Partnership Act, under which the Partnership is governed, do not give rights of appraisal or similar rights to Unitholders who dissent from the vote of the majority in approving or disapproving the Plan. Accordingly, dissenting Unitholders do not have the right to have their Units appraised or to have the value of their Units paid to them if they disapprove of the action of a majority in interest of the Unitholders.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

  On the Record Date, there were 316,828 Units issued and outstanding and entitled to vote on matters upon which Unitholders may vote or consent. According to publicly available information, and to the best knowledge of Spanos, as of the Record Date, no person or entity owned more than 5% of the outstanding Units. As of the Record Date, neither of the General Partners nor any officer or director thereof, nor any officer or director of either of the general partners of Spanos, owned any Units. Prudential Securities beneficially owned 4,663 Units as of the Record Date and has advised Spanos that it intends to vote such Units to consent or withhold consent to the Plan in the same proportions as do the other Unitholders.

                          CERTAIN PENDING LITIGATION

  There is currently pending in the United States District Court for the Southern District of New York (the "Court") a class action entitled In re Prudential Securities Incorporated Limited Partnerships Litigation, MDL Docket No. 1005, M-21-67 (MP). The consolidated action had its genesis in several different class actions filed in various courts, all of which were transferred to a single judge and consolidated for pretrial proceedings under the aforementioned caption*. On June 8, 1994, plaintiffs in the consolidated action filed a Consolidated Complaint that superseded the individual complaints previously filed in various courts and that was purportedly brought on behalf of a class of approximately 350,000 investors who had purchased units in approximately 700 limited partnerships sponsored or co-sponsored by P-B Properties or its affiliates (collectively the "Prudential Organization"). The Consolidated Complaint named as defendants, among others, Prudential Securities, P-B Properties, certain of the affiliates and present and former officers and employees of the aforementioned, and the co-general partners of other partnerships sponsored or co-sponsored by the Prudential Organization, including Spanos. The Partnership is not named as a defendant in the Consolidated Complaint, but the Partnership is listed as being among the limited partnerships at issue in the case.
--------
* The various consolidated cases are: Bottner v. A.G. Spanos Residential Partners--86, et al., 93 Civ. 7708 (S.D.N.Y.); Kahn v. Prudential-Bache Properties, Inc., et al., 93 Civ. 5976 (S.D.N.Y.); Dumbroff, et al. v. Avron B. Fogelman, et al., 93 Civ. 6261 (S.D.N.Y.); Gorman v. Almahurst, Inc., et al., 93 Civ. 8805 (S.D.N.Y.); Kinnes, et al. v. Prudential Securities Group, Inc., et al., 93 Civ. 654 (D. Ariz.); Massad, et al. v. Prudential Insurance Co., et al., 93 Civ. 5095 (D.N.J.); Levine, et al. v. Prudential-Bache Properties Inc., et al., 92 Civ. 52 (N.D. Ill.); Connelly, et al. v. Prudential-Bache Securities, Inc., et al., CIV 93-713 TUC ACM (D. Ariz.).

  The Consolidated Complaint alleges violations of the federal and New Jersey Racketeer Influenced and Corrupt Organizations Act ("RICO") statutes, fraud, negligent misrepresentation, breach of fiduciary duties, breach of third-party beneficiary contracts and breach of implied covenants in connection with the marketing and sales of limited partnership interests. Plaintiffs request relief in the nature of rescission of the purchase of securities and recovery of all consideration and expenses in connection therewith, as well as compensation for lost use of money invested less cash distributions; compensatory damages; consequential damages; treble damages for defendants' alleged RICO violations (both federal and New Jersey); general damages for all injuries allegedly resulting from negligence, fraud, breaches of contract, and breaches of duty in an amount to be determined at trial; disgorgement and restitution of all earnings, profits, benefits, and compensation received by defendants as a result of their allegedly unlawful acts; and costs and disbursements of the action. On August 9, 1995, P-B Properties, Prudential Securities and other Prudential Organization defendants (collectively the "PSI Settling Defendants") entered into a Stipulation and Agreement of Partial Compromise and Settlement (the "PSI Settlement Agreement") with plaintiffs in the consolidated action. The Court preliminarily approved the PSI Settlement Agreement by order dated August 29, 1995 and, following a hearing held November 17, 1995, found that the PSI Settlement Agreement was fair, reasonable, adequate and in the best interests of the plaintiff class. The court gave final approval to the settlement, certified a class of purchasers of interests in specific limited partnerships, including the Partnership, released all settled claims by members of the class against the PSI Settling Defendants and permanently barred and enjoined class members from instituting, commencing or prosecuting any settled claim against the released parties. Pursuant to the PSI Settlement Agreement, PSI and its affiliates paid a total of $110,000,000 into a settlement fund for distribution to members of the plaintiff class, including Unitholders who purchased their Units prior to June 8, 1994. The consolidated action remained pending against Spanos and certain of its affiliates, as well as other co-general partners of other partnerships, including Spanos Genesis. The Partnership is not named a defendant in the Consolidated Complaint and the action is not expected to have a material effect on the Partnership's financial condition; accordingly, no provision for any loss that may result upon resolution of the Consolidated Complaint has been made in the financial statements of the Partnership.

  On May 12, 1997, Spanos and those of its affiliates named as defendants in the consolidated action entered into the Settlement Agreement with the plaintiffs therein. P-B Properties is not a party to the Settlement Agreement, but has acknowledged the Settlement and agreed to be bound by certain provisions of the Settlement Agreement which require that P-B Properties take, or forbear from taking, certain actions in connection with the Plan. The Settlement Agreement requires, among other things, that Spanos use its best efforts to solicit the consent of the Unitholders of the Partnership for the Auction and the subsequent termination and dissolution of the Partnership. In addition to the provisions for the Auction, the minimum Spanos bids and the contingency reserve, the Settlement Agreement provides that Spanos and its affiliates will pay (i) $1,175,000 into a settlement fund, to be distributed to members of the plaintiff class, including Unitholders who purchased their Units prior to June 8, 1994, (ii) $100,000 for the costs of providing notice to the members of the plaintiff class and (iii) $500,000 to Lead Class Counsel. On May 19, 1997, the Court preliminarily certified two settlement classes and preliminarily approved the Settlement. For a more detailed description of the Settlement and the rights of Unitholders in connection therewith, refer to the NOTICE TO EQUITABLE CLASS OF PENDENCY OF CLASS ACTION, PROPOSED PARTIAL SETTLEMENT OF CLASS ACTION BY THE SPANOS DEFENDANTS, REQUIREMENT FOR MAJORITY CONSENT TO THE AUCTION OF THE PROPERTIES OF CERTAIN PARTNERSHIPS AS PART OF THE SPANOS SETTLEMENT, SETTLEMENT FAIRNESS HEARING, RIGHT TO APPEAR AT HEARING AND RIGHT TO OBJECT TO THE SETTLEMENT, which accompanies this Solicitation Statement.

  On or about April 15, 1994, a multiparty petition entitled Schreiber, et al.
v. Prudential Securities, Inc., et al. (Cause No. 94-17696) was filed in the 189th Judicial District Court of Harris County, Texas, purportedly on behalf of investors in the Partnership against the Partnership, the General Partners, Prudential Securities, The Prudential Insurance Company of America and a number of other defendants. The Petition alleges common law fraud, fraud in the inducement and negligent misrepresentation in connection with the offering of limited partnership interests and negligence, breach of fiduciary duty, civil conspiracy, and violations of the federal

Securities Act of 1933 (sections 11 and 12) and of the Texas Securities and Deceptive Trade Practices statutes. The suit seeks, among other things, compensatory and punitive damages, costs and attorneys' fees. Most of the plaintiffs have released their claims against the defendants in exchange for monetary payments by Prudential Securities. It is expected that the remaining claims will be resolved by Prudential Securities at no cost to the Partnership. Accordingly, no provision for any loss that may result upon resolution of this matter has been made in the financial statements of the Partnership.

                             AVAILABLE INFORMATION

  This Solicitation Statement does not purport to be a complete description of all agreements and matters relating to the condition of the Partnership, its Properties and the transactions described herein. Attached to this Solicitation Statement as Exhibit B and incorporated by reference into this Solicitation Statement is the Partnership's Annual Report on SEC Form 10-K for the year ended December 31, 1997, which provides additional information regarding the Partnership. With respect to statements contained in this Solicitation Statement as to the content of any contract or other document filed as an exhibit to the Form 10-K, each such statement is qualified in all respects by reference to such report and the schedules thereto, which may be obtained without charge upon written request to the Partnership. To make such a request, a Unitholder must write to P-B Properties, One Seaport Plaza, New York, New York 10292.

  All documents filed by the Partnership with the Securities and Exchange Commission after the date of this Solicitation Statement, but before the Partnership takes action pursuant to this Consent, shall be deemed to be incorporated by reference into this Solicitation Statement. Copies of these documents will be available without charge upon request to P-B Properties, One Seaport Plaza, New York, New York 10292. Any statement contained in a document incorporated or deemed to be incorporated by reference in this Solicitation Statement shall be deemed to be modified or superseded for purposes of this Solicitation Statement to the extent that a statement contained in this Solicitation Statement (or in any other subsequently filed document that also is or is deemed to be incorporated by reference in this Solicitation Statement) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Solicitation Statement.

                         INDEX TO FINANCIAL STATEMENTS

A.G. SPANOS REALTY PARTNERS, L.P.
Independent Auditors' Report...............................................  F-2
Balance Sheet as of September 30, 1997.....................................  F-3
Notes to Balance Sheet.....................................................  F-4
AGS FINANCIAL CORPORATION
Independent Auditors' Report...............................................  F-6
Consolidated Balance Sheet as of August 31, 1997...........................  F-7
Notes to Consolidated Balance Sheet........................................  F-9
A.G. SPANOS REALTY CAPITAL, INC.
Independent Auditors' Report............................................... F-13
Balance Sheet as of September 30, 1997..................................... F-14
Notes to Balance Sheet..................................................... F-15

                         INDEPENDENT AUDITORS' REPORT

To the Partners
A.G. SPANOS REALTY PARTNERS, L.P.
Stockton, California

  We have audited the accompanying balance sheet of A.G. SPANOS REALTY PARTNERS, L.P., a California limited partnership, as of September 30, 1997. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

  In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of A.G. SPANOS REALTY PARTNERS, L.P. as of September 30, 1997, in conformity with generally accepted accounting principles.

                                          Bowman & Company, LLP

Stockton, California
January 8, 1998

                       A.G. SPANOS REALTY PARTNERS, L.P.

                                 BALANCE SHEET
                               SEPTEMBER 30, 1997

     ASSETS
   Accounts receivable.............................................. $ 79,547
   Advances to General Partner......................................  498,029
                                                                     --------
                                                                     $577,576
                                                                     ========
     LIABILITIES AND PARTNERS' DEFICIT
   Accounts payable................................................. $ 89,991
   Distributions and recognized losses in excess of investment in
    Prudential-Bache/A.G. Spanos Realty Partners L.P., I............  666,934
                                                                     --------
     Liabilities....................................................  756,925
                                                                     --------
   General Partners' deficit........................................   (3,594)
   Limited Partners' deficit........................................ (175,755)
                                                                     --------
     Partners' deficit.............................................. (179,349)
                                                                     --------
                                                                     $577,576
                                                                     ========


See Notes to Balance Sheet

                       A.G. SPANOS REALTY PARTNERS, L.P.

                            NOTES TO BALANCE SHEET

1. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

 NATURE OF BUSINESS

  A.G. Spanos Realty Partners, L.P. (A California Limited Partnership) (the "Partnership"), was organized under the laws of the State of California on June 1, 1988 and will continue until December 31, 2035, unless previously terminated in accordance with the provisions of the Limited Partnership Agreement.

  AGS Financial Corporation ("AGS") and A.G. Spanos Realty Capital, Inc. ("Realty Capital") are the general partners of the Partnership, and Mr. A.G. Spanos, Mr. Dean A. Spanos, Mr. Michael A. Spanos, Mr. Barry L. Ruhl, Mrs. Dea Spanos Berberian and the Spanos Grandchildren's Trust are the limited partners of the Partnership. On June 1, 1988, the general partners contributed $10 each for their interest and the limited partners contributed $980 for their interests in the Partnership.

  The Partnership was organized for the purpose of sponsoring limited partnerships which in turn are to be organized to engage in the ownership, financing, management and operation of apartments and other real estate activities.

 INVESTMENT IN PARTNERSHIP

  The Partnership reflects its investment in Prudential-Bache/A.G. Spanos Realty Partners L.P., I using the equity method of accounting, whereby the Partnership's cash investment is reduced by partnership distributions to the Partnership and by the Partnership's proportionate share of the net loss of the partnership. Since distributions and allocated losses exceed the Partnership's investment, the balance has been classified as a liability.

 USE OF ESTIMATES

  The preparation of the balance sheet in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting amounts of assets, liabilities and disclosures of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

2. COMMITMENTS AND CONTINGENT LIABILITIES

 LAWSUITS

  The Partnership has been named as a defendant in a "consolidated" complaint that supersedes separate class action complaints that were filed during the 1993 calendar year. The plaintiffs seek unspecified damages for economic injury suffered by them for their investment in Prudential-Bache/A.G. Spanos Realty Partners L.P., I. Among other things, the plaintiffs allege that the Company earned excess fees for the syndication of the entity.

  During the year ended September 30, 1994, the Partnership was named as a defendant in two separate lawsuits. Both lawsuits contend that they were induced to purchase units in limited partnerships by fraudulent misrepresentations. One lawsuit settled with no liability to the Partnership during the year.

  During the year ended September 30, 1995, the Partnership was named as a defendant in a lawsuit. The lawsuit contended that the plaintiff purchased units of limited partnership because of misrepresentations by the Partnership. On May 12, 1997, the Partnership and certain of its affiliates entered into a Stipulation of Settlement with legal counsel representing the plaintiff class in the consolidated actions. The settlement contemplates,

                       A.G. SPANOS REALTY PARTNERS, L.P.

2. COMMITMENTS AND CONTINGENT LIABILITIES (CONT.)

among other things, the sale of all of the properties of Prudential-Bache/A.G. Spanos Realty Partners L.P., I at public auction and the subsequent liquidation and dissolution of Prudential-Bache/A.G. Spanos Realty Partners L.P., I. The settlement agreement was preliminarily approved by the Court on May 19, 1997. Pursuant to the settlement, detailed information about the proposed auction sale and other terms of the settlement will be sent to the Unitholders of Prudential-Bache/A.G. Spanos Realty Partners L.P., I with proxy solicitation materials seeking the Unitholders' consent to the auction sale. The settlement agreement contains numerous conditions and must be finally approved by the Court at a fairness hearing at which the Unitholders and other interested parties will have an opportunity to be heard. There can be no assurance that the conditions to implementation of the settlement will be satisfied.

  The Partnership believes it has meritorious defenses in all pending cases and that adverse decisions in any or all of these cases would be covered by indemnification agreements from co-defendants, or by insurance, and would not have a material effect on the financial condition of the Partnership. It is impossible at this point to evaluate the likely outcome and estimate any amount or range of potential losses. Accordingly, the Partnership has not accrued a contingent loss on the balance sheet.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors
AGS FINANCIAL CORPORATION
Stockton, California

  We have audited the accompanying balance sheet of AGS FINANCIAL CORPORATION AND SUBSIDIARIES, as of August 31, 1997. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

  In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of AGS FINANCIAL CORPORATION AND SUBSIDIARIES as of August 31, 1997, in conformity with generally accepted accounting principles.

                                          Bowman & Company, LLP

Stockton, California
October 21, 1997

                           AGS FINANCIAL CORPORATION
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET
                                AUGUST 31, 1997

                              ASSETS
CASH............................................................... $ 1,309,581
                                                                    -----------
RECEIVABLES
  Fees receivable.................................................. $   950,229
  Accrued interest receivable......................................     622,597
  Advances to sponsored partnerships...............................     241,272
  Other receivables................................................      91,539
  Notes receivable from sponsored partnerships.....................   1,057,878
  Receivable from affiliated partnership...........................   3,518,395
                                                                    -----------
                                                                    $ 6,481,910
                                                                    -----------
INVESTMENT IN PARTNERSHIPS......................................... $    30,814
                                                                    -----------
FURNITURE AND EQUIPMENT
  Office furniture and equipment................................... $   247,092
  Less accumulated depreciation and amortization...................     246,340
                                                                    -----------
                                                                    $       752
                                                                    -----------
                                                                    $ 7,823,057
                                                                    ===========


See Notes to Consolidated Balance Sheet.

                      LIABILITIES AND STOCKHOLDERS' EQUITY

   LIABILITIES
     Accounts payable and accrued expenses.......................... $  404,381
     Deferred income taxes..........................................  1,250,661
     Advances from affiliated company...............................     46,611
     Recognized losses in excess of investment in partnerships......    270,982
     Payable to affiliated company..................................  3,678,141
                                                                     ----------
                                                                     $5,650,776
                                                                     ==========
   COMMITMENTS AND CONTINGENCIES
   STOCKHOLDERS' EQUITY
     Common stock, stated value $1 per share........................ $   10,000
     authorized 100,000 shares, issued 10,000 shares................  2,162,281
                                                                     ----------
   Retained earnings................................................ $2,172,281
                                                                     ----------
                                                                     $7,823,057
                                                                     ==========

                           AGS FINANCIAL CORPORATION
                               AND SUBSIDIARIES

                      NOTES TO CONSOLIDATED BALANCE SHEET

NOTE 1. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

  AGS Financial Corporation syndicates and functions as general partner in real estate limited partnerships. One of the Company's wholly-owned subsidiaries, AGS Securities Corporation, is inactive. The two other wholly-owned subsidiaries, Residential Portfolio Depository Corp. and AGS Depository Corp., are assignor limited partners in public syndications.

 The Company earns fees for services that it renders to the partnerships, which are generally located in the Western and Sunbelt states. In addition, the Company may advance funds to the partnerships. The Company's receivables consist primarily of these fees and advances. Such receivables are not secured. However, the Company generally has priority on the proceeds from the sale of the real estate when such sales occur. This priority is subordinated only to the mortgage debt secured by such property

  A summary of the Company's significant accounting policies follows:

 PRINCIPLES OF CONSOLIDATION

  The consolidated financial statements include the accounts of the Company and its subsidiaries. All material intercompany accounts and transactions are eliminated in consolidation.

 USE OF ESTIMATES

  The preparation of the balance sheet in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting amounts of assets, liabilities and disclosures of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

 INVESTMENTS IN PARTNERSHIPS

  The Company's general partner investment in these entities is reflected using the equity method of accounting, whereby the Company's cash investment is reduced by partnership distributions to the Company and by the Company's proportionate share of net losses of the partnerships. In the partnerships where allocated losses exceed the Company's investment, the balance has been classified as a liability.

 FURNITURE AND EQUIPMENT

  Furniture and equipment are stated at cost and are depreciated using either the straight-line method or double declining balance method over five years.

INCOME TAXES

  The Company and its subsidiaries file consolidated federal and state income tax returns. To the extent that undistributed earnings of the subsidiaries are expected to be indefinitely invested in the subsidiaries' business, no provisions is made for income taxes which would be payable if these earnings were paid as dividends to the parent company.

  Deferred taxes are provided on temporary differences between the recognition of revenues and expenses for tax and accounting purposes using the tax rates at which the differences are expected to reverse in accordance with the Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes."

                           AGS FINANCIAL CORPORATION
                               AND SUBSIDIARIES

               NOTES TO CONSOLIDATED BALANCE SHEET--(CONTINUED)


NOTE 1. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

  The major sources of deferred income taxes are the use of accelerated depreciation in the partnerships, cash basis reporting by the Company for tax purposes, and the treatment of partnership fees as guaranteed payments for tax purposes.

 CASH

  For purposes of reporting the statements of cash flows, the Company includes all cash accounts which are not subject to withdrawal restrictions or penalties, and all highly liquid debt instruments purchased with a maturity of three months or less as cash on the accompanying balance sheet.

  Frequently, the Company had cash amounts deposited in a financial institution in excess of federally insured limits. As of August 31, 1997 there was $1,094,053 deposited in excess of federally insured limits.

NOTE 2. RELATED PARTY TRANSACTIONS

 COMPANY-SPONSORED LIMITED PARTNERSHIPS

  As managing general partner or pursuant to agreements with each of the limited partnerships, the Company performs certain services for which it receives compensation. Fees receivable from partnerships for services performed were $950,229 at August 31,1997. The Company also makes short-term advances to the partnerships which are reimbursed as cash flow permits. Advances were $43,762 at August 31, 1997.

 PURCHASE AND MANAGEMENT OF REAL ESTATE PROJECTS

  All but one of the company-sponsored limited partnerships have purchased real estate projects from entities owned by several of the shareholders of the Company. A corporation owned by several shareholders provides property management services to all of the real estate partnerships organized by the Company.


 NOTES RECEIVABLE FROM AFFILIATED PARTNERSHIPS

  The Company has made loans to company-sponsored limited partnerships in order to allow the partnerships to meet their cash needs. In addition, the Company has taken back notes for unreimbursed offering and organization costs incurred during the formation of several partnerships. Notes receivable from partnerships were $1,057,878 at August 31, 1997. Interest of $622,384 has accrued on these notes at August 31, 1997.

 ADVANCES FROM AFFILIATED COMPANY

  The Company owes affiliates $46,611 at August 31, 1997, for working capital advances by the affiliates. The advances are payable on demand. Accrued interest owed to affiliates of $12,346 at August 31, 1997, has been included in accounts payable and accrued expenses.

NOTE 3. COMMITMENTS AND CONTINGENT LIABILITIES

 COMPANY-SPONSORED LIMITED PARTNERSHIPS

  As general partner for various limited partnerships, the Company may be subject to liabilities of the partnerships if the partnerships' assets should become insufficient to meet their obligations. In the opinion of

                           AGS FINANCIAL CORPORATION
                               AND SUBSIDIARIES

               NOTES TO CONSOLIDATED BALANCE SHEET--(CONTINUED)

NOTE 3. COMMITMENTS AND CONTINGENT LIABILITIES (CONT.)

management, the future revenues and the value of the underlying assets of each of these partnerships will be sufficient to meet partnership obligations.

  As general partner, the Company has a fiduciary responsibility to oversee the management of company-sponsored limited partnerships. The assets and liabilities of such partnerships are included in the individual partnership financial statements and not on the accounts of the Company.

 LAWSUITS

  AGS Financial Corporation has been named as a defendant in a "consolidated" complaint that supersedes separate class action complaints that were filed during the 1993 calendar year. The plaintiffs seek unspecified damages for economic injury suffered by them for their investment in Prudential-Bache/A.G. Spanos Realty Partners L.P., I ("Spanos Realty") and Prudential-Bache/A.G. Spanos Genesis Income Partners L.P., I ("Spanos Genesis"). Among other things, the plaintiffs allege that the Company earned excess fees for the syndication of the entities.

  During the year ended August 31,1994, the Company was named as a defendant in two separate lawsuits. Both lawsuits contend that they were induced to purchase units in limited partnerships by fraudulent misrepresentations. One lawsuit settled with no liability to the Company during the year.

  During the year ended August 31, 1995, the Company was named as a defendant in a lawsuit. The lawsuit contended that the plaintiff purchased units in limited partnerships because of misrepresentations by the Company. On May 12, 1997, the Company and certain of its affiliates entered into a Stipulation of Settlement with legal counsel representing the plaintiff class in the consolidated actions. The settlement contemplates, among other things, the sale of all of the properties of Spanos Realty and Spanos Genesis at public auction and the subsequent liquidation and dissolution of Spanos Realty and Spanos Genesis. The settlement agreement was preliminarily approved by the Court on May 19, 1997. Pursuant to the settlement, detailed information about the proposed auction sale and other terms of the settlement will be sent to the Unitholders of Spanos Realty and Spanos Genesis with proxy solicitation materials seeking the Unitholders' consent to the auction sale. The settlement agreement contains numerous conditions and must be finally approved by the Court at a fairness hearing at which the Unitholders and other interested parties will have an opportunity to be heard. There can be no assurance that the conditions to implementation of the settlement will be satisfied.

  The Company believes it has meritorious defenses in all pending cases and that adverse decisions in any or all of these cases would be covered by indemnification agreements from co-defendants, or by insurance, and would not have a material effect on the financial condition of the Company. It is impossible at this point to evaluate the likely outcome and estimate any amount or range of potential losses. Accordingly, the Company has not accrued a contingent loss on the financial statements.

NOTE 4. SUBSEQUENT EVENTS

  During the months of September, October and November, 1997, the real property of the several partnership investments (other than Spanos Realty and Spanos Genesis) were sold. These sales generated gains for the Company. Payments of the receivables due from these partnerships are expected to be made to the Company.

                           AGS FINANCIAL CORPORATION
                               AND SUBSIDIARIES

               NOTES TO CONSOLIDATED BALANCE SHEET--(CONTINUED)

NOTE 5. EXCHANGE OBLIGATION

On October 31, 1996, a partnership affiliated with the Company deeded property in anticipation of a deferred tax free exchange. The Company sold the property on October 31, 1996. The Company entered into an agreement to build a replacement property for the affiliated partnership and deeded the property to the affiliated partnership on April 29, 1997, subject to a construction loan which had a balance at August 31, 1997 of $8,173,053.

  At August 31, 1997, the Company had cash in the amount of $159,746 and accounts receivable of $3,518,395 from the October 31, 1996 sale and exchange and had an account payable to an affiliated corporation in the amount of $3,678,141. These amounts are reflected on the accompanying balance sheet.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors
A.G. SPANOS REALTY CAPITAL, INC.
Stockton, California

  We have audited the accompanying balance sheet of A.G. SPANOS REALTY CAPITAL, INC., a California corporation, as of September 30, 1997. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

  In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of A.G. SPANOS REALTY CAPITAL, INC. as of September 30, 1997, in conformity with generally accepted accounting principles.

  A.G. SPANOS REALTY CAPITAL, INC. is a wholly-owned subsidiary of A.G. Spanos Construction, Inc., and this balance sheet is included in the consolidated financial statements of A.G. Spanos Construction, Inc., the primary reporting entity.

                                          Bowman & Company, LLP

Stockton, California
January 8, 1998

                        A.G. SPANOS REALTY CAPITAL, INC.

                                 BALANCE SHEET
                               SEPTEMBER 30, 1997

     ASSETS
   Cash............................................................ $   59,798
   Certificate of Deposit..........................................    100,000
                                                                    ----------
                                                                     $ 159,798
                                                                    ==========
     LIABILITIES AND STOCKHOLDER'S EQUITY
   Distributions and recognized losses in excess of investment in
    Prudential-Bache/A.G. Spanos Realty Partners L.P., I........... $    1,912
                                                                    ----------
   Common stock, stated value $10 per share           .............    100,000
   10,000 shares authorized and issued.............................  3,068,280
   Additional paid-in capital...................................... (3,068,280)
   Note receivable--shareholder....................................     57,886
                                                                    ----------
   Retained earnings...............................................    157,886
                                                                    ----------
                                                                     $ 159,798
                                                                    ==========


See Notes to Balance Sheet.

                       A.G. SPANOS REALTY CAPITAL, INC.

                            NOTES TO BALANCE SHEET

NOTE 1. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

 NATURE OF BUSINESS

  A.G. Spanos Realty Capital, Inc. (the "Company") is a California corporation formed in 1988. It serves as co-general partner with AGS Financial Corporation in A.G. Spanos Realty Partners L.P. The Company expects to organize additional partnerships that will invest in properties in various locations. The sole shareholder, A.G. Spanos Construction, Inc., has contributed $3,068,280 to the capital of the Company by an unsecured, negotiable demand promissory note.

 INVESTMENT IN PARTNERSHIP

  The Company reflects its investment in A.G. Spanos Realty Partners, L.P. using the equity method of accounting, whereby the Company's cash investment is reduced by partnership distributions to the Company and by the Company's proportionate share of the net loss of the partnership. Since distributions and allocated losses exceed the Company's investment, the balance has been classified as a liability.

 USE OF ESTIMATES

  The preparation of the balance sheet in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting amounts of assets, liabilities and disclosures of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

NOTE 2. NOTE RECEIVABLE FROM SHAREHOLDER

  The note receivable from A.G. Spanos Construction, Inc. (shareholder) satisfies the shareholder's obligation under the capitalization agreement between A.G. Spanos Realty Partners, L.P., a California limited partnership, and the Company. The capitalization agreement provides that the initial capitalization shall be provided by the shareholder in the amount of $100,000 in cash plus an unsecured demand promissory note in the amount of $1,400,000. Because the note is given as evidence of the obligation to provide additional capital when required under terms of the capitalization agreement and does not constitute current paid-in capital, it is not reflected as paid-in capital or common stock subscribed.

  The capitalization agreement further provides that the note receivable shall be increased from time to time so that the total value of the note and the $100,000 cash paid in for stock issued shall be the larger of $1,500,000 or four percent of the gross amount of proceeds of the offering for limited partnership interests in Prudential-Bache/A.G. Spanos Realty Partners L.P., I, a Delaware limited partnership. The maximum required capital will be $3,168,280.

NOTE 3. COMMITMENTS AND CONTINGENT LIABILITIES

  The Company has been named as a defendant in a "consolidated" complaint that supersedes separate class action complaints that were filed during the 1993 calendar year. The plaintiffs seek unspecified damages for economic injury suffered by them for their investment in Prudential-Bache/A.G. Spanos Realty Partners L.P., I. Among other things, the plaintiffs allege that the Company earned excess fees for the syndication of the entity.

  During the year ended September 30, 1994, the Company was named as a defendant in two separate lawsuits. Both lawsuits contend that investors were induced to purchase units in limited partnerships by fraudulent misrepresentations. One lawsuit settled with no liability to the Company during the year.

                       A.G. SPANOS REALTY CAPITAL, INC.

NOTE 3. COMMITMENTS AND CONTINGENT LIABILITIES (CONT.)

  During the year ended September 30, 1995, the Company was named as a defendant in a lawsuit. The lawsuit contended that the plaintiff purchased units in limited partnerships because of misrepresentations by the Company. On May 12, 1997, the Company and certain of its affiliates entered into a Stipulation of Settlement with legal counsel representing the plaintiff class in the consolidated actions. The settlement contemplates, among other things, the sale of all of the properties of Prudential-Bache/A.G. Spanos Realty Partners L.P., I at public auction and the subsequent liquidation and dissolution of Prudential-Bache/A.G. Spanos Realty Partners L.P., I. The settlement agreement was preliminarily approved by the Court on May 19, 1997. Pursuant to the settlement, detailed information about the proposed auction sale and other terms of the settlement will be sent to the Unitholders of Prudential-Bache/A.G. Spanos Realty Partners L.P., I with proxy solicitation materials seeking the Unitholders' consent to the auction sale. The settlement agreement contains numerous conditions and must be finally approved by the Court at a fairness hearing at which the Unitholders and other interested parties will have an opportunity to be heard. There can be no assurance that the conditions to implementation of the settlement will be satisfied.

  The Company believes it has meritorious defenses in all pending cases and that adverse decisions in any or all of these cases would be covered by indemnification agreements from co-defendants, or by insurance, and would not have a material effect on the financial condition of the Company. It is not possible, at this point, to evaluate the likely outcome and estimate any amount or range of potential losses. Accordingly, the Company has not accrued a contingent loss on the balance sheet.

                                   EXHIBIT A

Proposed Amendment to Amended and Restated Agreement of Limited Partnership of Prudential-Bache/A.G. Spanos Realty Partners L.P., I

Section 15.4.20 of the Amended and Restated Agreement of Limited Partnership of Prudential-Bache/A.G. Spanos Realty Partners L.P., I is amended to read in full as follows (language in BOLDFACE to be added):

 15.4 Limitations. Neither the General Partners nor any Affiliate shall have the authority to:

                                     . . .

 15.4.20 except as provided in Paragraphs 15.4.4 purchase or lease real property from the Partnership or except with respect to the Properties and as set forth in Paragraphs 15.4.4 and 15.4.25, sell or lease real property to the Partnership; PROVIDED, HOWEVER, THAT AN AFFILIATE OF
         THE SPANOS GENERAL PARTNER MAY BID FOR, AND IF SUCH BID IS SUCCESSFUL
         PURCHASE, ANY OR ALL OF THE PROPERTIES IN A PUBLIC AUCTION HELD
         PURSUANT TO THE ORDER OF A COURT WITH JURISDICTION OVER THE
         PARTNERSHIP, THE GENERAL PARTNERS, THE SUBORDINATED LIMITED PARTNERS
         AND THE UNITHOLDERS.

EXHIBIT B: Annual Report of Partnership on SEC Form 10-K for the year ended December 31, 1997.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 10-K

(MARK ONE)

[X]ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
   ACT OF 1934

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997

                                      OR

[_]TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
   EXCHANGE ACT OF 1934

                   FOR THE TRANSITION PERIOD FROM     TO

                        COMMISSION FILE NUMBER: 0-17683

             PRUDENTIAL-BACHE/ A.G. SPANOS REALTY PARTNERS L.P., I
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

              DELAWARE                                 94-3069380

   (STATE OR OTHER JURISDICTION OF        (I.R.S. EMPLOYER IDENTIFICATION NO.)
   INCORPORATION OR ORGANIZATION)

    1341 WEST ROBINHOOD, SUITE B-
           9,STOCKTON, CA

                                                          95207
                                                       (ZIP CODE)
   (ADDRESS OF PRINCIPAL EXECUTIVE
              OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (209) 478-0140

          SECURITIES REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

                                  NAME OF EACH EXCHANGE
            TITLE OF EACH CLASS    ON WHICH REGISTERED
            -------------------   ---------------------
                None                      None

          SECURITIES REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

               DEPOSITORY UNITS OF LIMITED PARTNERSHIP INTERESTS
                               (TITLE OF CLASS)

  Indicate by check whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirement for the past 90 days.
Yes [X] No [_]

  Indicate by check if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                     PART I

Item 1. Business..........................................................   B-3
Item 2. Properties........................................................   B-4
Item 3. Legal Proceedings.................................................   B-5
Item 4. Submission of Matters to a Vote of Security Holders...............   B-5

                                    PART II

Item 5. Market for the Partnership's Depository Units of Limited Partner-
       ship Interest and Related Security Holder Matters..................   B-6
Item 6. Selected Financial Data...........................................   B-7
Item 7. Management's Discussion and Analysis of Financial Condition and
 Results of Operations....................................................   B-8
Item 8. Financial Statements and Supplementary Data.......................  B-10
Item 9. Changes in and Disagreements with Accountants on Accounting and
 Financial Disclosure.....................................................  B-22

                                    PART III

Item 10. Directors and Executive Officers of the Registrant...............  B-23
Item 11. Executive Compensation...........................................  B-25
Item 12. Security Ownership of Certain Beneficial Owners and Management...  B-25
Item 13. Certain Relationships and Related Transactions...................  B-25

                                    PART IV

Item 14. Exhibits, Financial Statement Schedules, and Reports on Form 8-K.  B-27

                                    PART I

ITEM 1. BUSINESS

  The Registrant, Prudential-Bache/A.G. Spanos Realty Partners L.P., I (the "Partnership"), is a limited partnership formed on June 3, 1988 under Delaware law. The business of the Partnership is managed and controlled by its general partners (the "General Partners"), A.G. Spanos Realty Partners, L.P. (the "Spanos General Partner") and Prudential-Bache Properties, Inc. (the "Bache General Partner"). The primary purpose of the Partnership is to acquire from affiliates of the Spanos General Partner, invest in, hold, manage, sell, dispose of, and otherwise act with respect to eight properties on which multi-family residential developments have been constructed (the "Properties"). The Partnership will continue until December 31, 2030, unless terminated earlier under the provisions of its Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement").

  On May 12, 1997, the Spanos General Partner and certain of its affiliates entered into a Stipulation of Settlement with legal counsel representing the plaintiff class in the litigation in Note E to the financial statements set forth below in Item 8, Financial Statements and Supplementary Data. The settlement contemplates, among other things, the sale of all of the Partnership Properties at public auction and the subsequent liquidation and dissolution of the Partnership. The Spanos General Partner filed a preliminary proxy statement seeking the Limited Partners' consent to the auction sale with the Securities and Exchange Commission on July 28, 1997, and has received a third series of comments to which it is in the process of responding. The settlement agreement contains numerous conditions and must be finally approved by the Court at a fairness hearing at which Limited Partners and other interested parties will have an opportunity to be heard. There can be no assurance that the conditions to implementation of the settlement will be satisfied.

  The Properties are subject to competition from similar apartment properties located in close proximity, including properties owned by affiliates of the Spanos General Partner. The Properties compete for a variety of tenant groups, including young professionals, retail, service and trade employees, students and retirees. Competition for tenants is principally on the basis of location, physical condition, amenities, and rental rates. The location and condition of the Properties is considered to be good to above-average. The Properties feature fairly typical amenity packages, including swimming pools, tennis courts, fitness facilities, microwave ovens and guarded entrances, and are generally able to compete adequately with other projects in their respective markets.

  Many areas, including Phoenix, Denver, Las Vegas, Sparks and Atlanta have seen construction of new apartment properties increase since 1992. This has led to the emergence of market segmentation between 1980's vintage properties (such as the Partnership's) and the newer generation of apartment properties completed recently. The newer properties have a competitive advantage not only because they are new, but because many are designed with larger unit sizes, have floor plans and finishes similar to those found in single family homes, and feature more extensive amenities than do the properties built in the 1980's. To date, these newer properties generally command higher rents and have competed with each other for tenants able to pay premium rents, leaving the 1980's vintage properties to compete with each other for the next tier of apartment renters. There is a risk, however, that if overbuilding in the upper segment of the market results in lower rents, the new properties with more extensive amenities could be highly competitive with the 1980's vintage apartment product.

  Within the greater housing market, the apartment sector competes with single-family homes. Thus, apartment demand can be affected by the affordability of owner-occupied housing, which can increase and decrease with changes in mortgage interest rates.

  The Partnership does not segregate revenues or assets by geographic regions. The Properties that accounted for more than 15% of revenue during any of the past three years are Rancho del Sol (17%), Harbor Pointe (18% to 19%) and Regency Square (15%). No single tenant accounted for 10% or more of the revenue for any of the three years ended December 31, 1997. The Partnership is engaged solely in the business of real estate investment; therefore, presentation of industry segment information is not applicable. The General Partners believe the

Properties are adequately insured. For more information regarding the Properties, see Item 2, Properties. For more information regarding the Partnership's operations, see Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations.

  The Partnership has no employees. The officers and employees of the Spanos General Partner and the Bache General Partner, and their affiliates, perform services for the Partnership pursuant to the Partnership Agreement.

  The Partnership resumed paying Distributions in 1996. Distributions had been suspended beginning with the third quarter of 1992. See Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations, for a discussion of the factors affecting Distributions.

ITEM 2. PROPERTIES

  The Partnership owned the eight Properties described below at March 1, 1997:

                                                 PURCHASE
                                 LOCATION          DATE    MORTGAGE HOLDER (1)
                           --------------------- -------- ----------------------
Silver Springs
 Apartments:
 a 198-unit midrise                              11/18/88 MDS Loan Services(2)
 apartment complex
 located on approximately
 9.28 acres..............  Tempe, Arizona
                           (suburb of Phoenix)
Rancho del Sol
 Apartments:
 a 376-unit garden                               12/30/88 Great Western Bank(3)
 apartment complex
 located on approximately
 16 acres................  Las Vegas, Nevada

Sandpebble Village
 Apartments:
 a 236-unit garden                               12/30/88 Wells Fargo Realty(4)
 apartment complex
 located on approximately
 11.5 acres..............  Sparks, Nevada

Regency Square
 Apartments:
 a 276-unit garden                               01/31/89 Mellon Mortgage(2)
 apartment complex                                (successor to American
 located on approximately                                 Savings Bank)
 9.2 acres...............  Chamblee, Georgia
                           (suburb of Atlanta)
Cameron Creek Apartments:
 a 211-unit garden
 apartment complex                               03/31/89 Great Western Bank(3)
 located on approximately
 8.7 acres...............  Tempe, Arizona
                           (suburb of Phoenix)
Harbor Pointe Apartments:
 a 366-unit garden
 apartment complex                               06/30/89 Great Western Bank(3)
 located on approximately
 45.9 acres..............  Dunwoody, Georgia
                           (suburb of Atlanta)
Bernardo Crest
 Apartments:
 a 216-unit garden
 apartment complex
 located on approximately
 16.6 acres..............  San Diego, California 12/01/89 Great Western Bank(3)

Pointe West Apartments:
 a 138-unit garden
 apartment complex                               09/30/89 Great Western Bank(5)
 located on approximately
 5.27 acres..............  Aurora, Colorado
                           (suburb of Denver)

                        AVERAGE ANNUAL OCCUPANCY      AVERAGE ANNUAL REVENUE PER APT. UNIT (6)  1997 REALTY TAX DATA
                        ----------------------------  ---------------------------------------------------------------
                        1997  1996  1995  1994  1993    1997     1996    1995    1994    1993     AMOUNT      RATE
                        ----  ----  ----  ----  ----  -------- -------- ----------------------------------- ---------
Silver Springs......... 93.8% 94.1% 95.1% 95.2% 95.0% $  6,924 $  7,029 $ 6,832 $ 6,183 $ 5,844 $    77,311    1.0130%
Rancho del Sol......... 93.7% 94.9% 93.6% 95.7% 94.7% $  7,112 $  7,099 $ 6,921 $ 6,850 $ 6,177 $   149,815    0.9611%
Sandpebble Village..... 95.3% 97.4% 95.8% 96.0% 94.7% $  7,505 $  7,519 $ 7,142 $ 6,875 $ 6,369 $   109,045    1.1221%
Regency Square......... 92.3% 94.4% 96.2% 94.8% 94.5% $  8,408 $  8,582 $ 8,219 $ 7,452 $ 6,991 $   215,580    1.6064%
Cameron Creek.......... 94.5% 92.8% 93.0% 94.4% 92.9% $  7,826 $  7,544 $ 7,187 $ 6,816 $ 6,058 $    95,621    1.2048%
Harbor Pointe.......... 93.5% 92.1% 94.5% 97.2% 96.1% $  8,065 $  7,951 $ 7,828 $ 7,433 $ 6,822 $   234,953    1.5784%
Bernardo Crest......... 96.4% 95.2% 94.4% 91.5% 92.4% $ 10,617  $10,215 $ 9,736 $ 9,167 $ 9,201 $   161,513    1.0220%
Pointe West............ 95.4% 93.9% 95.7% 94.7% 95.2% $  6,968 $  6,514 $ 6,348 $ 5,903 $ 5,463 $    59,782    0.8715%

--------
(1) The Partnership has a 100% fee simple ownership interest in each Property subject to a first mortgage lien in favor of the indicated holder. Each mortgage is secured only by the Property to which it relates and is without recourse to either of the General Partners or the Partnership. (See Note C and Schedule III to the Financial Statements.)
(2) Loan may be prepaid without charge.
(3) Loan may be prepaid upon payment of a 2% prepayment charge. The lender may waive the prepayment charge for principal prepayments during the calendar year which do not exceed 20% of the original loan balance and for prepayments made within 90 days of a notice of installment adjustment. The lender will also waive the prepayment charge so long as A.G. Spanos Construction, Inc. or any entity owned and controlled (with "control" defined as a 50% beneficial interest) by A.G. Spanos Construction or by Alex G. Spanos remains liable on the loan.
(4) Loan may be prepaid upon payment of a 4.14% prepayment charge.
(5) Loan may be prepaid upon payment of a 2% prepayment charge. The lender may waive the prepayment charge for principal prepayments during the calendar year which do not exceed 20% of the original loan balance and for prepayments made within 90 days of a notice of installment adjustment. The lender will also waive the prepayment charge so long as A.G. Spanos Construction, Inc. or any entity owned and controlled by A.G. Spanos Construction or by Alex G. Spanos remains liable on the loan.
(6) Average annual revenue per apartment unit is determined by dividing total operating revenues for the Property by the number of apartment units.

ITEM 3. LEGAL PROCEEDINGS

  This information is incorporated by reference to Note E to the financial statements in Item 8, Financial Statements and Supplementary Data.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

  No matters were submitted to a vote of the Unitholders during the fourth quarter of the fiscal year covered by this report through the solicitation of proxies or otherwise.

                                    PART II

ITEM 5. MARKET FOR PARTNERSHIP'S DEPOSITORY UNITS OF LIMITED PARTNERSHIP INTEREST AND RELATED SECURITY HOLDER MATTERS

  The Partnership had three limited partners as of March 5, 1998: AGS Depository Corp. (the "Assignor Limited Partner"), a wholly owned subsidiary of AGS Financial Corporation, and two affiliates of the Spanos General Partner which are holders of Subordinated Limited Partnership Interests ("Subordinated Interests"). The Assignor Limited Partner has transferred and assigned to the Unitholders all of the Assignor Limited Partner's rights and interest in and to the assigned Limited Partnership Interests, except for record ownership and the right to vote directly on matters submitted to the Limited Partners and Unitholders for a vote. There were 4,779 Unitholders as of March 5, 1998.

  A significant secondary market for the Units has not developed, and it is not expected that one will develop in the future. There are also certain restrictions set forth in the Partnership Agreement limiting the ability of a Unitholder to transfer Units. Consequently, Unitholders may not be able to liquidate their investments in the event of an emergency or any other reason.

  The Partnership resumed paying Distributions to the Unitholders in 1996. Distributions had been suspended beginning with the third quarter of 1992. Distributions were paid approximately 45 days after the end of the specified quarter as follows:

      QUARTER ENDED                                                 DISTRIBUTION
      -------------                                                 ------------
      March 31, 1996...............................................    $1.22
      June 30, 1996................................................    $1.22
      September 30, 1996...........................................    $1.22
      December 31, 1996............................................    $1.22
      March 31, 1997...............................................    $1.22
      June 30, 1997................................................    $1.22
      September 30, 1997...........................................    $1.22
      December 31, 1997............................................    $1.22

  All of the distributions paid to Unitholders for 1996 and 1997 represents a return of capital on a generally accepted accounting principle ("GAAP") basis. The return of capital on a GAAP basis is calculated as Unitholder distributions less net income, if any, allocated to Unitholders.

  There are no material legal restrictions on the Partnership's present or future ability to make distributions in accordance with the provisions of the Partnership Agreement. Future distributions will be dependent upon the performance of the Partnership. See Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations, for a discussion of the factors affecting future Distributions.

ITEM 6. SELECTED FINANCIAL DATA (A)

                                       FOR THE YEAR ENDED DECEMBER 31,
                         ---------------------------------------------------------------
                            1997         1996         1995         1994         1993
                         -----------  -----------  -----------  -----------  -----------
Total revenues.......... $16,124,230  $15,930,615  $15,362,108  $14,499,788  $13,424,097
Interest expense........ $ 5,082,298  $ 5,176,971  $ 6,014,655  $ 6,381,294  $ 6,835,318
Net loss................ $   (53,509) $  (402,122) $(1,752,058) $(2,713,210) $(3,672,977)
Net loss per Unit....... $     (0.17) $     (1.24) $     (5.42) $     (8.39) $    (11.36)
Net loss per
 Subordinated Interest..         --           --           --           --           --
Cash distributions per
 Unit (b)............... $      4.88  $      4.88          --           --           --
Cash distributions per
 Subordinated Interest..         --           --           --           --           --
Total assets............ $79,257,157  $82,001,149  $84,563,942  $87,946,202  $91,804,442
Mortgage loans payable.. $64,183,994  $65,322,170  $66,361,897  $67,215,017  $68,580,958

--------
(a) The above selected financial data should be read in conjunction with the financial statements and the related notes (see Item 8).
(b) Cash distributions were paid from operating cash flow. The cash distributions did not result in taxable income to the Unitholders. Each Unitholder's taxable income or loss from the Partnership is equal to his allocable share of the taxable income or loss of the Partnership, without regard to the cash generated or distributed by the Partnership.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

CAPITAL RESOURCES AND LIQUIDITY

  The Partnership had cash of $4,161,000 at December 31, 1997. There are no proposed programs for renovation, improvement or development of the Properties other than maintenance and repairs (including major repairs) in the ordinary course which will be paid from operations, and the Partnership's liquidity position is considered satisfactory. However, see below for information regarding the balloon payment due on the Sandpebble Village mortgage and the possible consequences of failing to obtain replacement financing.

  On May 12, 1997, the Spanos General Partner and certain of its affiliates entered into a Stipulation of Settlement with legal counsel representing the plaintiff class in the consolidated actions. The settlement contemplates, among other things, the sale of all of the Partnership Properties at public auction and the subsequent liquidation and dissolution of the Partnership. The Spanos General Partner filed a preliminary proxy statement with the Securities and Exchange Commission on July 28, 1997, and has received a third series of comments to which it is in the process of responding. The settlement agreement contains numerous conditions and must be finally approved by the Court at a fairness hearing at which Limited Partners and other interested parties will have an opportunity to be heard. There can be no assurance that the conditions to implementation of the settlement will be satisfied.

  The Partnership's operating activities provided cash of $2,930,000 in 1997, of which $62,000 reflects timing differences related to current assets and liabilities. Of the balance, $1,138,000 was applied to scheduled principal amortization on the Partnership's mortgage debt, $1,578,000 was paid in cash distributions, and $276,000 was retained. Cash provided by operating activities in 1995 reflects the payment of $795,000 of fees incurred in prior years and is not directly comparable with cash provided by operating activities in 1996. As adjusted for the effect of the fee deferral and the other timing differences related to prepaid and accrued expense items, cash provided by operating activities improved from $2,097,000 in 1995 to $2,822,000 in 1996, reflecting the Properties' improved operating performance as described below. Cash flows from financing activities reflects the resumption of distributions paid to the partners for the fourth quarter of 1996. (Fourth quarter 1996 distributions of $394,000 were paid in February 1997.) Scheduled principal amortization increased in 1996 and 1997, reflecting the fact that the principal portion of the monthly mortgage payments increases over time.

  The Partnership's long term debt, which consists of eight real estate mortgages with respect to the Properties, was $64,184,000 at December 31, 1997. This debt requires monthly installments of principal and interest of $516,000. The Properties are currently generating aggregate revenue to cover operating expenses and debt service. Five of the mortgages are fully self-amortizing. The Sandpebble mortgage requires a balloon payment of approximately $5,474,000 on June 1, 1998, however, the Partnership expects to obtain a short term extension of the maturity date pending the results of the proxy solicitation regarding the auction sale of the Properties. The other two require balloon payments of $5,030,000 in 2000 and $7,732,000 in 2001. The General Partners anticipate that the Properties securing the balloon payment mortgages will be sold or refinanced before the balloon payment due dates. If the Properties are not sold or refinanced beforehand, the Partnership would be required to refinance them when the balloon payments become due subject to then existing conditions in the real estate and mortgage financing markets or to sell the properties under terms which may not be the most favorable to the Partnership. If the Partnership were unable to complete sales or refinancings, then the lenders could institute foreclosure proceedings against the Properties.

  The interest rates on five of the mortgage loans (Rancho del Sol, Cameron Creek, Harbor Pointe, Pointe West and Bernardo Crest) adjusted downward during 1995, resulting in monthly debt service savings of $62,000. The new interest rates are fixed for five years. The debt service savings coupled with the Properties' improved operating performance enabled the Partnership to resume paying cash distributions to the Unitholders in 1996. The Partnership had suspended distributions to the Unitholders beginning with the third quarter of 1992.

  The Partnership deferred payment of $795,000 of certain fees payable to the General Partners for the period July 1, 1992 through December 31, 1993 because property income after debt service was insufficient to pay them.

Operating results improved in 1994, and payment of these items resumed on a current basis. The deferrals were paid in 1995 without interest.

RESULTS OF OPERATIONS

  1997 Compared to 1996. Rental revenue was $15,995,000 in 1997, an increase of 1.2% from 1996. Revenue increased at four properties (Cameron Creek, Harbor Pointe, Bernardo Crest and Pointe West) reflecting increases in both occupancy and effective rental rates. Revenue was down 1.5% at Silver Springs and 2% at Regency Square, principally because of lower occupancy. Revenue at Rancho del Sol and Sandpebble was generally unchanged from 1996. Overall, the weighted average occupancy of the Apartment Projects was 94.2% in 1997 compared to 94.3% in 1996.

  Property operating expenses were $5,736,000 in 1997 compared to $5,716,000 for 1996. Major repairs (i.e., exterior painting, asphalt work and other expensive repairs that do not recur on an annual basis) declined to $265,000 in 1997 compared to $541,000 for 1996. Furnished unit expense was down $45,000 compared to 1996, reflecting fewer furnished unit rentals in 1997. Operating expenses excluding major repairs and furnished unit expense increased $341,000 or approximately 6.8% over 1996. Expense categories showing the greatest increases were maintenance, up $128,000 or 7.8% reflecting the generally higher costs of operating an aging property portfolio; on-site salaries, up $78,000 or 6%, reflecting higher personnel costs; and advertising, up $75,000 or 22%. Property taxes increased $76,000 primarily because of an increase at Harbor Pointe which had a lower assessment in 1996. Property management fees, which are 3% of property revenue, increased with the increase in revenue. Interest expense declined $95,000, reflecting lower outstanding principal on the mortgage loans. Depreciation expense declined $180,000 because certain personal property assets became fully depreciated in 1996.

  1996 Compared to 1995. Rental revenue was $15,811,000 in 1996, an increase of 3.6% from 1995. Revenue increased at all eight properties, with the increases ranging from 5.3% at Sandpebble Village to 1.6% at Harbor Pointe. Revenue increases resulted primarily from increased effective rental rates. Overall, the weighted average occupancy of the Apartment Projects was 94.3% in 1996 compared to 94.7% in 1995.

  Property operating expenses were $5,716,000 in 1996 compared to $5,222,000 for 1995. Major repairs (i.e., exterior painting, asphalt work and other expensive repairs that do not recur on an annual basis) increased to $541,000 in 1996 compared to $371,000 for 1995. Furnished unit expense was up $22,000 over 1995, reflecting the increased furnished unit rentals, but this expense was offset by the higher rents received for those apartments. Operating expenses excluding major repairs and furnished unit expense increased $303,000 or approximately 6.4% over 1995. Expense categories showing the greatest increases were maintenance, up $177,000 or 12% reflecting the generally higher costs of operating an aging property portfolio; utilities, up $50,000 or 4.5%; and advertising, up $47,000 or 16%. Property taxes declined $51,000 because of lower assessed valuations at Harbor Pointe and Bernardo Crest. Property management fees, which are 3% of property revenue, increased with the increase in revenue. Interest expense declined $838,000, reflecting the lower interest rates now applicable on five of the Partnership mortgage loans. In addition, interest expense in 1995 included $201,000 of loan fee amortization not charged in 1996 because the fees became fully amortized in 1995. Depreciation expense declined $424,000 because certain personal property assets became fully depreciated in 1995.

YEAR 2000

  The General Partners do not expect that any costs related to year 2000 compliance will be material to the financial statements of the Partnership.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                                                                         PAGE
                                                                      ----------
Independent Auditors' Report........................................        B-11
Balance Sheets at December 31, 1997 and 1996........................        B-12
Statements of Operations for the Years ended December 31, 1997, 1996
 and 1995...........................................................        B-13
Statements of Changes in Partners' Equity (Deficit) for the Years
 ended December 31, 1997, 1996 and 1995.............................        B-14
Statements of Cash Flows for the Years ended December 31, 1997, 1996
 and 1995...........................................................        B-15
Notes to Financial Statements.......................................  B-16--B-21
Schedule to Financial Statements....................................        B-32

                         INDEPENDENT AUDITORS' REPORT

General and Limited Partners
Prudential-Bache/A.G. Spanos
Realty Partners, L.P., I:

  We have audited the accompanying balance sheets of Prudential-Bache/A.G. Spanos Realty Partners L.P., I (a limited partnership) (the "Partnership") as of December 31, 1997 and 1996, and the related statements of operations, changes in partners' equity (deficit) and cash flows for each of the three years in the period ended December 31, 1997. Our audits also included the financial statement schedule of the Partnership listed at Item 14(a)(2). These financial statements and financial statement schedule are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements present fairly, in all material respects, the financial position of Prudential-Bache/A.G. Spanos Realty Partners L.P., I as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles. Also, in our opinion, such financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

                                          /s/ Deloitte & Touche LLP

San Francisco, California
March 13, 1998

              PRUDENTIAL-BACHE/A.G. SPANOS REALTY PARTNERS L.P., I
                            (A LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                                         1997         1996
                                                      -----------  -----------
                       ASSETS
Property, net........................................ $74,608,817  $77,633,657
Cash and cash equivalents............................   4,161,323    3,946,802
Other assets (net of accumulated amortization of
 $1,297,372 and $1,276,744, respectively)............     487,017      420,690
                                                      -----------  -----------
                                                      $79,257,157  $82,001,149
                                                      ===========  ===========
     LIABILITIES AND PARTNERS' EQUITY (DEFICIT)
Liabilities:
  Mortgage loans payable............................. $64,183,994  $65,322,170
  Accounts payable...................................     602,925      603,086
  Accounts payable, affiliate........................     203,930      200,389
  Distributions payable..............................     394,418      394,418
  Accrued interest...................................     433,615      428,040
  Unearned rent and tenant deposits..................     569,495      553,085
                                                      -----------  -----------
                                                       66,388,377   67,501,188
                                                      -----------  -----------
Partners' equity (deficit):
  Limited partners' equity (316,828 units authorized
   and outstanding)..................................   5,330,720    6,929,279
  Subordinated limited partners' equity (46,364 units
   authorized and outstanding).......................   8,878,175    8,878,175
  General partners' deficit..........................  (1,340,115)  (1,307,493)
                                                      -----------  -----------
                                                       12,868,780   14,499,961
                                                      -----------  -----------
                                                      $79,257,157  $82,001,149
                                                      ===========  ===========


                       See notes to financial statements.

              PRUDENTIAL-BACHE/A.G. SPANOS REALTY PARTNERS L.P., I
                            (A LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                             1997         1996         1995
                                          -----------  -----------  -----------
Revenues:
  Rental................................  $15,994,514  $15,811,247  $15,269,148
  Interest..............................      129,716      119,368       92,960
                                          -----------  -----------  -----------
                                           16,124,230   15,930,615   15,362,108
                                          -----------  -----------  -----------
Expenses:
  Property operating expenses...........    5,736,362    5,716,463    5,221,536
  Property taxes........................    1,109,706    1,033,812    1,084,608
  Property management fees to
   affiliates...........................      479,863      474,158      458,074
  General and administrative expense....      104,890       94,903       96,939
  Interest expense......................    5,082,298    5,176,971    6,014,655
  Management fees to General Partners...      639,780      632,450      610,766
  Depreciation..........................    3,024,840    3,203,980    3,627,588
                                          -----------  -----------  -----------
                                           16,177,739   16,332,737   17,114,166
                                          -----------  -----------  -----------
Net loss................................  $   (53,509) $  (402,122) $(1,752,058)
                                          ===========  ===========  ===========
Net loss allocated to General Partners..  $    (1,070) $    (8,042) $   (35,041)
                                          ===========  ===========  ===========
Net loss allocated to Limited Partners..  $   (52,439) $  (394,080) $(1,717,017)
                                          ===========  ===========  ===========
Net loss allocated to Subordinated
 Limited Partners.......................  $       -0-  $       -0-  $       -0-
                                          ===========  ===========  ===========
Net loss per unit of limited partnership
 interest...............................  $     (0.17) $     (1.24) $     (5.42)
                                          ===========  ===========  ===========


                       See notes to financial statements.

              PRUDENTIAL-BACHE/A.G. SPANOS REALTY PARTNERS L.P., I
                            (A LIMITED PARTNERSHIP)

               STATEMENT OF CHANGES IN PARTNERS' EQUITY (DEFICIT)

              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                      SUBORDINATED
                                           LIMITED      LIMITED      GENERAL
                               TOTAL      PARTNERS      PARTNERS    PARTNERS
                            -----------  -----------  ------------ -----------
Partners' equity (defi-
 cit)--December 31, 1994... $18,231,821  $10,586,496   $8,878,175  $(1,232,850)
Net loss...................  (1,752,058)  (1,717,017)         -0-      (35,041)
                            -----------  -----------   ----------  -----------
Partners' equity (defi-
 cit)--December 31, 1995...  16,479,763    8,869,479    8,878,175   (1,267,891)
Net loss...................    (402,122)    (394,080)         -0-       (8,042)
Distributions..............  (1,577,680)  (1,546,120)         -0-      (31,560)
                            -----------  -----------   ----------  -----------
Partners' equity (defi-
 cit)--December 31, 1996...  14,499,961    6,929,279    8,878,175   (1,307,493)
Net loss...................     (53,509)     (52,439)         -0-       (1,070)
Distributions..............  (1,577,672)  (1,546,120)         -0-      (31,552)
                            -----------  -----------   ----------  -----------
Partners' equity (defi-
 cit)--December 31, 1997... $12,868,780  $ 5,330,720   $8,878,175  $(1,340,115)
                            ===========  ===========   ==========  ===========


                       See notes to financial statements.

              PRUDENTIAL-BACHE/A.G. SPANOS REALTY PARTNERS L.P., I
                            (A LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                            1997         1996         1995
                                         -----------  -----------  -----------
Cash flows from operating activities:
  Net loss.............................. $   (53,509) $  (402,122) $(1,752,058)
                                         -----------  -----------  -----------
  Adjustments to reconcile net loss to
   net cash provided by operating
   activities:
    Depreciation........................   3,024,840    3,203,980    3,627,588
    Amortization of loan fees included
     in interest expense................      20,628       20,628      221,744
    (Increase) decrease in other assets.     (86,955)      22,312       18,390
    Decrease (increase) in accounts pay-
     able...............................        (161)      31,800       37,400
    Increase (decrease) in accounts pay-
     able, affiliate....................       3,541        2,777     (783,498)
    Increase (decrease) in accrued in-
     terest.............................       5,575       (6,578)     (57,123)
    Increase in unearned rent and tenant
     deposits...........................      16,410       34,319       26,139
                                         -----------  -----------  -----------
      Total adjustments.................   2,983,878    3,309,238    3,090,640
                                         -----------  -----------  -----------
Net cash provided by operating activi-
 ties...................................   2,930,369    2,907,116    1,338,582
                                         -----------  -----------  -----------
Cash flows from financing activities:
  Mortgage loan principal amortization..  (1,138,176)  (1,039,727)    (853,120)
  Distributions to partners.............  (1,577,672)  (1,183,262)         -0-
                                         -----------  -----------  -----------
Net cash used in financing activities...  (2,715,848)  (2,222,989)    (853,120)
                                         -----------  -----------  -----------
Net increase in cash and cash equiva-
 lents..................................     214,521      684,127      485,462
Cash and cash equivalents, beginning of
 year...................................   3,946,802    3,262,675    2,777,213
                                         -----------  -----------  -----------
Cash and cash equivalents, end of year.. $ 4,161,323  $ 3,946,802  $ 3,262,675
                                         ===========  ===========  ===========


                       See notes to financial statements.

             PRUDENTIAL-BACHE/A. G. SPANOS REALTY PARTNERS L.P., I
                            (A LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                 YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

NOTE A--ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Organization

  Prudential-Bache/A.G. Spanos Realty Partners L.P., I (the "Partnership") is a Delaware limited partnership organized for the purpose of acquiring and operating eight specified apartment properties (the "Properties"). The General Partners of the Partnership are Prudential-Bache Properties, Inc. (the "Bache General Partner") and A.G. Spanos Realty Partners, L.P., (the "Spanos General Partner"). The Partnership will continue until December 31, 2030, unless previously terminated in accordance with the provisions of its Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement").

  The Partnership sold 316,828 depository units of limited partnership interest ("Units") between October 1988 and December 1989 for aggregate capital contributions (net of certain volume selling commission discounts) of $79,194,827. The Partnership has also issued non-voting Subordinated Limited Partnership Interests ("Subordinated Interests") to affiliates of the Spanos General Partner in consideration for capital contributions and payments under a cash flow guaranty.

 Financial Statement Preparation

  The Partnership has a fiscal year ending December 31. The books and records of the Partnership are maintained on the accrual basis of accounting in accordance with generally accepted accounting principles. Certain reclassifications have been made to prior year amounts in order to be in conformity with the current year presentation.

 Accounting Estimates

  In preparing the financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities (see Note E) at the date of the financial statements and the reported amounts of revenues and expenses from the reporting period. Actual results could differ from those estimates.

 Cash Equivalents

  Cash equivalents consist of money market funds containing money market instruments with an original maturity date of 90 days or less whose cost approximates market value.

 Property

  Property, which includes land, buildings and equipment, is carried at the lower of depreciated cost or estimated fair value. Depreciated cost was reduced by certain payments received under the cash flow guaranty (see Note
D). Depreciation on buildings and equipment is recorded on a straight-line basis over their estimated useful lives, which range from 7 to 27.5 years.

             PRUDENTIAL-BACHE/A. G. SPANOS REALTY PARTNERS L.P., I
                            (A LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


 Income Taxes

  No provision has been made for federal or state income taxes (or benefits) since such items are the responsibility of the partners. A reconciliation of the net loss in the financial statements to the net taxable income (loss) is set forth below:

                                               1997        1996        1995
                                             ---------  ----------  -----------
Net loss per financial statements..........  $ (53,509) $ (402,122) $(1,752,058)
Financial statement depreciation in excess
 of tax depreciation.......................    124,558     175,997      269,972
Loan fee amortization and interest expense
 adjustment................................        -0-         -0-      (10,051)
Unearned rent and non refundable deposits
 recognized as income for tax purposes when
 received..................................      6,145         148          618
                                             ---------  ----------  -----------
Net taxable income (loss)..................  $  77,194  $ (225,977) $(1,491,519)
                                             =========  ==========  ===========

  The book and tax bases of partners' equity differ by the cumulative effect of the book to tax income adjustments.

 Allocations and Distributions

  Pursuant to the Partnership Agreement, operating income, losses and cash distributions are generally allocated 98% to the Unitholders and 2% to the General Partners. Taxable income and losses are allocated in the same manner. Cash distributions resulting from sales or refinancings of the Properties are generally allocable as follows: First, 98% to the limited partners and 2% to the General Partners until (i) the aggregate of all such distributions equals the limited partners' aggregate capital contributions and (ii) the aggregate of all other cash distributions (including operating cash distributions, but excluding distributions in repayment of capital contributions) equals the limited partners' 10% per annum cumulative noncompounded return on their adjusted capital contributions (the "First Level Sale or Refinance Distributions"). Thereafter, cash distributions resulting from a sale or refinancing are generally allocable 85% to the Unitholders and 15% to the General Partners (the "Second Level Sale or Refinance Distributions"). Income from sales of the Properties is generally allocable in the same manner as cash distributions resulting from such sales, after taking into account the depreciation expense with respect to the Properties sold.

  The Subordinated Interests entitle the holders to receive First Level Sale or Refinance Distributions (and corresponding allocations of income on sales), but no allocations of operating income, losses or cash distributions and no allocations of Second Level Sale or Refinance Distributions.

  Cash distributions to the partners are recorded in the periods to which they relate for financial reporting purposes. In February 1997, the Partnership paid fourth quarter 1996 distributions of $394,418 which were accrued at December 31, 1996. No distributions were paid in 1995.

 Revenue Recognition

  Rental income is accrued as rents are due.

 Fair Value of Financial Instruments

  Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial instruments," requires the determination of fair value for certain of the Partnership's assets and liabilities. The

             PRUDENTIAL-BACHE/A. G. SPANOS REALTY PARTNERS L.P., I
                            (A LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

following methods and assumptions were used to estimate the fair value of those financial instruments included in the following categories:

    Cash and Cash Equivalents--The carrying amount approximates fair value based on the liquidity of the assets.

    Mortgage Loans Payable (see Note C)--The carrying value approximates fair value based on interest rates available to the Partnership on debt instruments with similar terms.

NOTE B--PROPERTY

  Property is comprised of the following at December 31, 1997 and 1996:

                                                         1997          1996
                                                     ------------  ------------
Apartment buildings................................. $ 83,030,825  $ 83,030,825
Equipment...........................................    4,369,974     4,369,974
Land................................................   18,053,226    18,053,226
                                                     ------------  ------------
                                                      105,454,025   105,454,025
Less: Accumulated depreciation......................  (30,845,208)  (27,820,368)
                                                     ------------  ------------
                                                     $ 74,608,817  $ 77,633,657
                                                     ============  ============

  The Partnership leases apartments under lease agreements with terms ranging from one to twelve months.

NOTE C--MORTGAGE LOANS PAYABLE

  The mortgage loans payable are collateralized by first deeds of trust on the respective Properties and security interests in the equipment contained therein. Detailed information regarding the mortgage loans is set forth below.

                                                           FINAL   MONTHLY PRINCIPAL  ESTIMATED
PROPERTY PLEDGED         OBLIGATION  OBLIGATION  INTEREST MATURITY PAYMENT DUE DURING  BALLOON
 AS COLLATERAL           AT 12/31/97 AT 12/31/96   RATE     DATE    TERMS     1998     PAYMENT
----------------         ----------- ----------- -------- -------- ------- ---------- ---------
Silver Springs Village
 Tempe, Arizona.........  5,398,434   5,500,487    6.50%  12/01/00  38,006   113,018  5,030,000
Rancho del Sol
 Las Vegas, Nevada...... 11,129,984  11,325,219    8.11%  10/01/19  92,172   211,673        N/A
Sandpebble Village
 Sparks, Nevada.........  5,527,992   5,650,644    8.28%  06/01/98  48,828 5,527,992  5,474,000
Regency Square
 Chamblee, Georgia......  8,191,919   8,321,802    8.00%  02/01/01  61,269    95,321  7,732,000
Cameron Creek
 Tempe, Arizona.........  6,426,800   6,530,719    8.11%  10/01/19  52,480   112,669        N/A
Harbor Pointe
 Dunwoody, Georgia...... 12,930,605  13,150,748    7.75%  10/01/19 102,635   237,824        N/A
Pointe West
 Aurora, Colorado.......  3,063,205   3,138,599    7.61%  03/01/16  25,971    81,337        N/A
Bernardo Crest
 San Diego, California.. 11,515,055  11,703,952    8.12%  08/01/19  94,221   204,811        N/A
                         ----------  ----------                    ------- ---------
                         64,183,994  65,322,170                    515,582 6,584,645
                         ==========  ==========                    ======= =========

  Interest paid in 1997, 1996 and 1995 was $5,056,095, $5,150,209 and
$5,850,034, respectively.

             PRUDENTIAL-BACHE/A. G. SPANOS REALTY PARTNERS L.P., I
                            (A LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


  Aggregate maturities of mortgage loans payable for each of the five years ending December 31, 2002 and thereafter are as follows:

   1998............................................................. $ 6,584,645
   1999.............................................................   1,146,784
   2000.............................................................   6,262,350
   2001.............................................................   8,807,983
   2002.............................................................   1,165,320
   Thereafter.......................................................  40,216,912
                                                                     -----------
                                                                     $64,183,994
                                                                     ===========

NOTE D--RELATED PARTY TRANSACTIONS

  The Partnership acquired the Properties from affiliates of the Spanos General Partner (the "Sellers"). Under the terms of the acquisitions, the Sellers guaranteed that if the Properties as a group did not meet certain annual net cash flow levels between their acquisition dates and June 30, 1992, then the Sellers would make up any deficiency by periodic cash payments ("Support Payments") to the Partnership. The first $4,500,000 of Support Payments were non-refundable, and the Partnership accounted for them as a reduction of the purchase price of the Properties. The Partnership issued Subordinated Interests in exchange for Support Payments in excess of that amount; however, the Subordinated Interests were cancelable by the Partnership to the extent that the aggregate net cash flow from any of the Properties (treated individually and not collectively) was negative during the guaranty period. The cancellations were also accounted for as a reduction of the purchase price of the Properties.

  Support Payments of $11,083,798 accrued to the Partnership based upon the operating results of the Properties from inception of the Partnership through the conclusion of the guaranty. The Partnership issued 26,335 Subordinated Interests (at $250 each) to a Seller in exchange for $6,583,798 of Support Payments in excess of the $4,500,000 non-refundable amount. The Silver Springs property had aggregate negative net cash flow of $537,220; accordingly, the Partnership canceled 2,149 Subordinated Interests.

  An affiliate of the Spanos General Partner manages the Apartment Projects. Property management fees totaled $479,863, $474,158 and $458,074 in 1997, 1996 and 1995, respectively. Under the management agreements, the affiliate employs property managers and other on-site personnel, and the Partnership bears the expense for their compensation (including employment taxes and fringe benefits). That expense was approximately $1,379,000, $1,301,000 and $1,262,000 in 1997, 1996 and 1995, respectively. Accruals of $41,966 and
$41,315 for property management fees and $121,813 and $104,347 for salary expense reimbursements were outstanding at December 31, 1997 and 1996, respectively.

  Under the Partnership Agreement, the Spanos General Partner is entitled to a supervisory management fee and the Bache General Partner is entitled to a special distribution. The fee and distribution are each equal to two percent of the revenues from the Properties. The special distribution is reduced to the extent of reimbursements to the Bache General Partner for certain expenses incurred in the administration of the Partnership. Amounts accrued during the past three years were as follows.

                                                       1997     1996     1995
                                                     -------- -------- --------
   Supervisory management fee....................... $319,890 $316,225 $305,383
   Special distribution.............................  264,362  260,697  249,855
   Administrative expense reimbursements............   55,528   55,528   55,528
                                                     -------- -------- --------
                                                     $639,780 $632,450 $610,766
                                                     ======== ======== ========

             PRUDENTIAL-BACHE/A. G. SPANOS REALTY PARTNERS L.P., I
                            (A LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

  Accruals of $161,964 and $159,074 for management fees payable to the General Partners were outstanding at December 31, 1997 and 1996, respectively.

  The General Partners deferred payment of a total of $795,432 of supervisory management fees, special distributions and administrative expense reimbursements accrued for the period July 1, 1992 through December 31, 1993. The deferrals were paid in 1995 without interest.

  The General Partners' capital account deficit for financial accounting purposes exceeds the amount the General Partners would be obligated to restore if the Partnership were to dissolve.

  Prudential Securities Incorporated ("PSI"), an affiliate of the Bache General Partner, owned 4,663 Units at December 31, 1997.

NOTE E--CONTINGENCIES

  On or about October 18, 1993, a putative class action captioned Kinnes et al. v. Prudential Securities Group Inc. et al. (93 Civ. 654) was filed in the United States District Court for the District of Arizona, purportedly on behalf of investors in the Partnership against the Partnership, the Bache General Partner, PSI and a number of other defendants. On or about November 16, 1993, a putative class action captioned Connelly et al. v. Prudential-Bache Securities Inc. et al. (93 Civ. 713) was filed in the United States District Court for the District of Arizona, purportedly on behalf of investors in the Partnership against the Partnership, the Bache General Partner, PSI and a number of other defendants. On or about July 23, 1993 a putative class action, captioned Kahn v. Prudential-Bache Properties, Inc. et al. (Index No. 11867/93) was filed in the Supreme Court of the State of New York, County of New York, purportedly on behalf of investors in the Partnership against the General Partners, PSI, The Prudential Insurance Company of America and certain of their affiliates and officers. The case was subsequently removed to the United States District Court for the Southern District of New York (93 Civ.
5976).

  On or about February 13, 1995, an individual action captioned Estate of Jean Adams v. Prudential Securities, Inc. et al. (Case No. 1995 CV 00265) was filed in the Court of Common Pleas in Stark County, Ohio against PSI, The Prudential, the General Partners, the Partnership and affiliates of the Spanos General Partner. The action was removed to the United States District Court for the Northern District of Ohio (Eastern Division) on March 15, 1995. Plaintiff alleged misrepresentations, breach of fiduciary duties and civil conspiracy by defendants in connection with the sale of units of the Partnership. Plaintiff sought unspecified damages, including punitive damages.

  By order of the Judicial Panel on Multidistrict Litigation dated April 14, 1994, the Kinnes and Kahn cases, by order dated June 8, 1994, the Connelly case, and by order dated April 7, 1995, the Adams case, were transferred to a single judge of the United States District Court for the Southern District of New York and consolidated for pretrial proceedings under the caption In re Prudential Securities Incorporated Limited Partnerships Litigation (MDL Docket
1005). On June 8, 1994, plaintiffs in the transferred cases filed a complaint that consolidated the previously filed complaints and named as defendants, among others, PSI, certain of its present and former employees and the General Partners. The Partnership is not named a defendant in the consolidated complaint, but the name of the Partnership is listed as being among the limited partnerships at issue in the case. The consolidated complaint alleges violations of the federal and New Jersey Racketeer Influenced and Corrupt Organizations Act ("RICO") statutes, fraud, negligent misrepresentation, breach of fiduciary duties, breach of third-party beneficiary contracts and breach of implied covenants in connection with the marketing and sales of limited partnership interests. Plaintiffs request relief in the nature of rescission of the purchase of securities and recovery of all consideration and expenses in connection therewith, as well as compensation for lost use of money invested less cash distributions; compensatory damages; consequential damages; treble

             PRUDENTIAL-BACHE/A. G. SPANOS REALTY PARTNERS L.P., I
                            (A LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

damages for defendants' RICO violations (both federal and New Jersey); general damages for all injuries resulting from negligence, fraud, breaches of contract, and breaches of duty in an amount to be determined at trial; disgorgement and restitution of all earnings, profits, benefits, and compensation received by defendants as a result of their unlawful acts; and costs and disbursements of the action. On November 28, 1994 the transferee court deemed each of the complaints in the constituent actions (including Kinnes and Kahn) amended to conform to the allegations of the consolidated complaint. On August 9, 1995 the Bache General Partner, PSI and other Prudential defendants entered into a Stipulation and Agreement of Partial Compromise and Settlement with legal counsel representing plaintiffs in the consolidated actions. On November 20, 1995, the court gave final approval to the settlement, dismissed the Kinnes and Kahn actions, certified a class of purchasers of specific limited partnerships, including the Partnership, released all settled claims by members of the class against the PSI settling defendants and permanently barred and enjoined class members from instituting, commencing or prosecuting any settled claim against the released parties. By orders entered August 12, 1996 and October 25, 1996, respectively, the Adams and Connelly cases were dismissed as to the Bache General Partner, PSI and the other Prudential defendants. The full amount due under the settlement agreement has been paid. The consolidated action as well as the Adams and Connelly cases remain pending against nonsettling defendants, including the Spanos General Partner and certain of its affiliates. The Partnership is not named a defendant in the consolidated complaint and the action is not expected to have a material effect on the Partnership's financial statements; accordingly, no provision for any loss that may result upon resolution of this matter has been made in the accompanying financial statements.

  On May 12, 1997, the Spanos General Partner and certain of its affiliates entered into a Stipulation of Settlement with legal counsel representing the plaintiff class in the consolidated actions. The settlement contemplates, among other things, the sale of all of the Partnership Properties at public auction and the subsequent liquidation and dissolution of the Partnership. The settlement agreement was preliminarily approved by the Court on August 28, 1997. Pursuant to the settlement, detailed information about the proposed auction sale and other terms of the settlement will be sent to the Limited Partners with proxy solicitation materials seeking the Limited Partners' consent to the auction sale. The Spanos General Partner filed a preliminary proxy statement with the Securities and Exchange Commission on July 28, 1997, and has received a third series of comments to which it is in the process of responding. The settlement agreement contains numerous conditions and must be finally approved by the Court at a fairness hearing at which Limited Partners and other interested parties will have an opportunity to be heard. There can be no assurance that the conditions to implementation of the settlement will be satisfied.

  On or about April 15, 1994 a multiparty petition entitled Schreiber, et al.
v. Prudential Securities, Inc., et al. (Cause No. 94-17696) was filed in the 189th Judicial District Court of Harris County, Texas, purportedly on behalf of investors in the Partnership against the Partnership, the General Partners, PSI, The Prudential Insurance Company of America and a number of other defendants. The Petition alleges common law fraud, fraud in the inducement and negligent misrepresentation in connection with the offering of limited partnership interests and negligence, breach of fiduciary duty, civil conspiracy, and violations of the federal Securities Act of 1933 (sections 11 and 12) and of the Texas Securities and Deceptive Trade Practices statutes. The suit seeks, among other things, compensatory and punitive damages, costs and attorneys' fees. Most of the plaintiffs have released their claims against the defendants in exchange for monetary payments by PSI. It is expected that the remaining claims will be resolved by PSI at no cost to the Partnership. Accordingly, no provision for any loss that may result upon resolution of this matter has been made in the accompanying financial statements.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

  Not applicable.

                                   PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

  The Partnership does not have directors or executive officers. The Partnership is managed by the General Partners, which have formed, and may continue to form, other real estate investment entities with investment policies similar to those of the Partnership and which may compete with the Partnership for management services. The Spanos General Partner is a California limited partnership whose general partners are AGS Financial Corporation and A.G. Spanos Realty Capital, Inc. AGS Financial Corporation is the managing general partner of the Spanos General Partner. The directors and executive officers of AGS Financial Corporation and the Bache General Partner who perform services for the Partnership are listed below, together with a brief description of their experience. All have indefinite terms.

  AGS Financial Corporation is owned by Dean A. Spanos, Barry L. Ruhl, Michael
A. Spanos, Dea Spanos and a Spanos family trust. Dean A. Spanos, Michael A. Spanos and Dea Spanos are children of Alex G. Spanos, Chairman of the Board of AGS Financial Corporation. Barry L. Ruhl is a son-in-law of Alex G. Spanos. There are no other family relationships among the directors and executive officers of AGS Financial Corporation or the Bache General Partner.

  The General Partners and their directors and executive officers, and any persons holding more than ten percent of the Partnership's Units are required to report their initial ownership of such units and any subsequent changes in that ownership to the Securities and Exchange Commission on Forms 3, 4 and 5. Such executive officers, directors and greater than ten percent Unitholders are required by Securities and Exchange Commission regulations to furnish the Partnership with copies of all Forms 3, 4 and 5 they file. All of these filing requirements were satisfied on a timely basis. In making the disclosures, the Partnership has relied solely on written representations of the General Partners' directors and executive officers and greater than ten percent Unitholders or copies of the reports that they have filed with the Securities and Exchange Commission during and with respect to its most recent fiscal year.

                           AGS FINANCIAL CORPORATION

         NAME                                          POSITION
         ----                                          --------
   Alex G. Spanos................. Chairman of the Board
   Dean A. Spanos................. Vice Chairman and Director
   Barry L. Ruhl.................. Director
   Michael A. Spanos.............. Director
   Arthur J. Cole................. President and Director

   Jeremiah T. Murphy............. Executive Vice President and Chief Financial
                                    Officer

  Alex G. Spanos, age 74, has been Chairman of the Board of AGS Financial Corporation since its founding in 1981. In addition, he serves as Chairman of the Board or President of each of the other Spanos companies and owns a controlling interest in the San Diego Chargers, a professional football team. Mr. Spanos founded the combined Spanos organizations in the early 1960's and has been the driving force behind the development of approximately 50,000 apartments and over 3 million square feet of office space. Mr. Spanos maintains close contact with the key executives of each of his companies and lends his judgment and experience to all major land acquisitions, development and property financing decisions, and the investment activities of AGS Financial Corporation. Mr. Spanos attended the University of the Pacific.

  Dean A. Spanos, age 47, has been Vice Chairman and a Director of AGS Financial Corporation since its founding in 1981. He is the chief operating officer of the property development and management companies within the Spanos organization, responsible for land acquisitions, financing construction and property sales. Mr. Spanos holds a bachelor's degree in business administration from the University of the Pacific.

  Michael A. Spanos, age 38, has served as a Director of AGS Financial Corporation since its founding in 1981. He is Executive Vice President of A.G. Spanos Construction, Inc. He holds a bachelor's degree from the University of the Pacific.

  Barry L. Ruhl, age 46, has been a Director of AGS Financial Corporation since its founding in 1981. He is Executive Vice President of A.G. Spanos Construction, Inc. He holds a D.D.S. from the University of the Pacific Dental School.

  Arthur J. Cole, age 43, has served as President of AGS Financial Corporation since August 1990 and as a director since 1986. He joined AGS Financial Corporation in 1983. He holds a bachelor's degree from Golden Gate University.

  Jeremiah T. Murphy, age 53, has served as an Executive Vice President of AGS Financial Corporation and is the Chief Financial Officer for all the A.G. Spanos Companies. He has been employed by the Spanos companies since 1983. Prior to joining the Spanos companies he was a partner with the accounting firm, Bowman & Company, which he joined in 1970. Mr. Murphy is a Certified Public Accountant and a graduate of Bernard Baruch College.

                       PRUDENTIAL-BACHE PROPERTIES, INC.

          NAME                                     POSITION
          ----                                     --------
   Brian J. Martin............ President, Chief Executive Officer, Director and
                                Chairman of the Board of Directors
   Barbara J. Brooks.......... Vice President--Finance and Chief Financial
                                Officer
   Eugene D. Burak............ Vice President
   Chester A. Piskorowski..... Senior Vice President
   Frank W. Giordano.......... Director
   Nathalie P. Maio........... Director

  Brian J. Martin, age 47, is the President, Chief Executive Officer, Chairman of the Board of Directors and a Director of the Bache General Partner. He is a Senior Vice President of Prudential Securities Incorporated ("PSI"), an affiliate of the Bache General Partner. Mr. Martin also serves in various capacities for other affiliated companies. Mr. Martin joined PSI in 1980. Mr. Martin is a member of the Pennsylvania Bar.

  Barbara J. Brooks, age 49, is the Vice President-Finance and Chief Financial Officer of the Bache General Partner. She is a Senior Vice President of PSI. Ms. Brooks also serves in various capacities for other affiliated companies. She has held several positions within PSI since 1983. Ms. Brooks is a certified public accountant.

  Eugene D. Burak, age 52, is a Vice President of the Bache General Partner. He is a First Vice President of PSI. Prior to joining PSI in September 1995, he was a management consultant for three years and was with Equitable Capital Management Corporation from March 1990 to May 1992. Mr. Burak is a certified public accountant.

  Chester A. Piskorowski, age 54, is a Senior Vice President of the Bache General Partner. He is a Senior Vice President of PSI and is the Senior Manager of the Specialty Finance Asset Management area. Mr. Piskorowski has held several positions within PSI since April 1972. Mr. Piskorowski is a member of the New York and Federal Bars.

  Frank W. Giordano, age 55, is a Director of the Bache General Partner. He is a Senior Vice President of PSI and Executive Vice President and General Counsel of Prudential Mutual Fund Management LLC, an affiliate of PSI. Mr. Giordano also serves in various capacities for other affiliated companies. He has been with PSI since July 1967.

  Nathalie P. Maio, age 47, is a Director of the Bache General Partner. She is a Senior Vice President and Deputy General Counsel of PSI and supervises nonlitigation legal work for PSI. She joined PSI's Law Department in 1983; presently, she also serves in various capacities for other affiliated companies.

  Thomas F. Lynch, III ceased to serve as President, Chief Executive Officer, Chairman of the Board of Directors and Director of the Bache General Partner effective May 2, 1997. Effective May 2, 1997, Brian J. Martin was elected President, Chief Executive Officer, Chairman of the Board of Directors and Director of the Bache General Partner.

ITEM 11. EXECUTIVE COMPENSATION

  The Partnership is not required to and did not pay remuneration to the officers and directors of the General Partners. Certain officers and directors of the General Partners receive compensation from the General Partners and/or their affiliates (but not from the Partnership) for services performed for various affiliated entities, which may include services performed for the Partnership; however, the General Partners believe that any compensation attributable to services performed for the Partnership is immaterial. See Item 13, "Certain Relationships and Related Transactions," for a discussion of compensation and fees to which the General Partners and their affiliates are entitled.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  No Unitholder is known by the Partnership to own beneficially more than 5% of the outstanding Units. The percentage of outstanding Units held by all directors and officers of the General Partners is less than 1%.

  The Partnership has issued 48,513 Subordinated Interests (of which 46,364 remain outstanding at March 5, 1998) to affiliates of the Spanos General Partner, all of which Subordinated Interests are beneficially owned by members of the Spanos family, certain of whom are directors and officers of the general partners of the Spanos General Partner.

  As of March 5, 1998, the individual directors and the directors and officers, as a group, of AGS Financial Corporation and A.G. Spanos Realty Capital, Inc., the general partners of the Spanos General Partner, beneficially owned shares of the common stock of AGS Financial Corporation and A.G. Spanos Realty Capital, Inc. as follows:

                                            AGS FINANCIAL         A.G. SPANOS
                                             CORPORATION         REALTY, INC.
                                          -------------------- -----------------
                    NAME                  SHARES    % OF CLASS SHARES % OF CLASS
                    ----                  ------    ---------- ------ ----------
   Alex G. Spanos........................   -0-        -0-       20      100%
   Dean A. Spanos........................ 1,000         10%
   Barry L. Ruhl......................... 1,000         10%
   Michael A. Spanos..................... 1,000         10%
   All directors and officers as a group
    (8 persons).......................... 9,000(1)      90%      20      100%

--------
(1) These amounts include shares beneficially owned by virtue of certain beneficial interests in a Spanos family trust which owns 6,000 shares (60%) of the shares of AGS Financial Corporation.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  The General Partners and their affiliates are permitted to engage in transactions with the Partnership as described in the Partnership Agreement.

  The General Partners and certain affiliates thereof have, during the Partnership's year ended December 31, 1997, earned or received compensation or payments for services from the Partnership as follows:

                           CAPACITY IN              FORM OF                 CASH
       RECIPIENT           WHICH SERVED           COMPENSATION          COMPENSATION
       ---------         ----------------         ------------          ------------
Spanos General Partner.. General Partner  Supervisory Management Fee(1)   $319,890
Bache General Partner... General Partner  Special Distribution(2)          264,362
A.G. Spanos Management
 Inc.................... Property Manager Property Management Fees(3)      479,863
General Partners........ General Partners Cash from Operations(4)           31,552
Bache General Partner... General Partner  Expense Reimbursements            55,528

--------
(1) Supervisory Property Management Fee for supervising the management of the Properties equal to 2% of gross receipts from the Properties.
(2) Special Distribution for services in managing and administering the Partnership equal to 2% of gross receipts from the Properties, reduced to the extent of reimbursements, if any, for certain expenses incurred in the administration of the Partnership.
(3) Property Management Fees for property management services equal to 3% of gross receipts from the Properties.
(4) Cash from Operations equal to 2% of Adjusted Cash from Operations remaining after payment of the Special Distribution.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K

  (a)(1) Financial Statements:

    See Index to Financial Statements and Schedule on page B-10.

  (2)Financial Statement Schedule:

    III. Real Estate and Accumulated Depreciation, page B-32.

  All other schedules have been omitted because they are inapplicable or not required, or the information is included in the financial statements or notes thereto.

  EXHIBITS

  4(a)  Certificate of Limited Partnership of Registrant as filed with the
        Secretary of State of Delaware, incorporated by reference to Exhibit
        4(a) to Registration Statement on Form S-11, File No. 33-22613, filed with the Securities and Exchange Commission on October 14, 1988.
  4(b)  Amendment to Certificate of Limited Partnership of Registrant as filed with the Secretary of State of Delaware, incorporated by reference to
        Exhibit 4(b) to Amendment No. 1 to Registration Statement on Form S-
        11, File No. 33-22613, filed with the Securities and Exchange
        Commission on October 14, 1988.
  4(c)  Amended and Restated Agreement of Limited Partnership of Registrant,
        incorporated by reference to Exhibit 4(c) to Amendment No. 1 to
        Registration Statement on Form S-11, File No. 33-22613, filed with the
        Securities and Exchange Commission on October 14, 1988.
  4(d)  Amendments No. 1 through 7 dated November 21, and December 30, 1988 and January 31, February 28, March 31, April 28, and May 31, 1989 to
        the Amended and Restated Agreement of Limited Partnership of
        Registrant, incorporated by reference to Exhibit 4(d) to Post-
        Effective Amendment No. 1 to Registration Statement on Form S-11, File
        No. 33-22613, filed with the Securities and Exchange Commission on
        June 30, 1989.
  4(e)  Amendments No. 8 through 14 dated June 30, August 11 and 31, September
        29, October 31, and December 1 and 22, 1989 to the Amended and
        Restated Agreement of Limited Partnership of Registrant, incorporated by reference to Exhibit 4(e) to Annual Report on Form 10-K, File No.
        0-17683, filed with the Securities and Exchange Commission on March
        28, 1991.
 27     Financial Data Schedule (filed herewith)

  (b) Reports on Form 8-K:

    There were no reports on Form 8-K filed during the last quarter of the period covered by this Report.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                          Prudential-Bache/A.G. Spanos Realty
                                           Partners L.P., I (Registrant)

                                          By: Prudential-Bache Properties,
                                           Inc. A Delaware corporation,
                                           General Partner

          /s/ Brian J. Martin          Chairman of the          March 27, 1998
By: _________________________________   Board of Directors
           BRIAN J. MARTIN              and Director

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THIS REPORT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT IN THE CAPACITIES (WITH RESPECT TO THE GENERAL PARTNERS) AND ON THE DATES INDICATED.

By: Prudential-Bache Properties,
    Inc. A Delaware corporation,
    General Partner

          /s/ Brian J. Martin          Chairman of the          March 27, 1998
By: _________________________________   Board of Directors
           BRIAN J. MARTIN              and Director
                                        (Principal
                                        Executive Officer)

         /s/ Barbara J. Brooks         Vice President-          March 27, 1998
By: _________________________________   Finance and Chief
          BARBARA J. BROOKS             Financial Officer
                                        (Principal
                                        Financial Officer)

         /s/ Nathalie P. Maio          Director                 March 27, 1998
By: _________________________________
          NATHALIE P. MAIO

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                          Prudential-Bache/A.G. Spanos Realty
                                           Partners L.P., I (Registrant)

                                          By: A.G. Spanos Realty Partners,
                                           L.P., a General Partner

                                          By: AGS Financial Corporation, a
                                           general partner

          /s/ Arthur J. Cole           President (Principal     March 27, 1998
By: _________________________________   Accounting Officer)
           ARTHUR J. COLE

                                          By: A.G. Spanos Realty Capital,
                                           Inc., a general partner

          /s/ Arthur J. Cole           Vice President           March 27, 1998
By: _________________________________
           ARTHUR J. COLE

  AGS DEPOSITORY CORP. (Registrant as to the issuance of Depository Receipts with respect to the Assigned Limited Partnership Interests)

          /s/ Arthur J. Cole           Vice President           March 27, 1998
By: _________________________________
           ARTHUR J. COLE

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THIS REPORT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT IN THE CAPACITIES (WITH RESPECT TO THE GENERAL PARTNERS) AND ON THE DATES INDICATED.

                                          By: A.G. Spanos Realty Partners,
                                           L.P. General Partner

                                          By: AGS Financial Corporation, a
                                           general partner

          /s/ Alex G. Spanos            Chairman of the         March 27, 1998
By: _________________________________    Board of Directors
           ALEX G. SPANOS

          /s/ Dean A. Spanos            Vice Chairman and       March 27, 1998
By: _________________________________    Director
           DEAN A. SPANOS

         /s/ Michael A. Spanos          Director                March 27, 1998
By: _________________________________
          MICHAEL A. SPANOS

           /s/ Barry L. Ruhl            Director                March 27, 1998
By: _________________________________
            BARRY L. RUHL

          /s/ Arthur J. Cole            President and           March 27, 1998
By: _________________________________    Director (Principal
           ARTHUR J. COLE                Executive Officer)

        /s/ Jeremiah T. Murphy          Executive Vice          March 27, 1998
By: _________________________________    President and Chief
         JEREMIAH T. MURPHY              Financial Officer
                                         (Principal
                                         Financial and
                                         Accounting Officer)

                                          By: A.G. Spanos Realty Capital,
                                           Inc., a general partner

          /s/ Alex G. Spanos            President and           March 27, 1998
By: _________________________________    Director (Principal
           ALEX G. SPANOS                Executive Officer)

          /s/ Dean A. Spanos            Executive Vice          March 27, 1998
By: _________________________________    President and
           DEAN A. SPANOS                Director

         /s/ Michael A. Spanos          Executive Vice          March 27, 1998
By: _________________________________    President and
          MICHAEL A. SPANOS              Director

           /s/ Barry L. Ruhl            Executive Vice          March 27, 1998
By: _________________________________    President and
            BARRY L. RUHL                Director

        /s/ Jeremiah T. Murphy          Vice President          March 27, 1998
By: _________________________________    (Principal
         JEREMIAH T. MURPHY              Financial and
                                         Accounting Officer)

                                          AGS Depository Corp.

          /s/ Alex G. Spanos            Director, President     March 27, 1998
By: _________________________________    and Chief Financial
           ALEX G. SPANOS                Officer (Principal
                                         Executive,
                                         Financial and
                                         Accounting Officer)

          /s/ Dean A. Spanos            Director                March 27, 1998
By: _________________________________
           DEAN A. SPANOS

        /s/ Jeremiah T. Murphy          Director                March 27, 1998
By: _________________________________
         JEREMIAH T. MURPHY

              PRUDENTIAL-BACHE/A.G. SPANOS REALTY PARTNERS L.P., I
                             (ALIMITED PARTNERSHIP)

                                  SCHEDULE III

                    REAL ESTATE AND ACCUMULATED DEPRECIATION

                               DECEMBER 31, 1997

      COLUMN A                COLUMN B            COLUMN C                       COLUMN D               COLUMN E     COLUMN F
      --------          --------------------- --------------------  ---------------------------------- ----------- ------------
                                              COSTS CAPITALIZED
                           INITIAL COST TO      SUBSEQUENT TO        GROSS AMOUNT AT WHICH CARRIED AT
                             PARTNERSHIP         ACQUISITION         CLOSE OF PERIOD NOTES 2, 3 AND 5
                        --------------------- --------------------  ---------------------------------- ACCUMULATED
                                    BLDGS &              CARRYING              BUILDINGS &    TOTAL       DEPR.      DATE OF
 DESCRIPTION (NOTE 1)      LAND      EQUIP     IMPS        COST        LAND     EQUIPMENT    NOTE 2      (NOTE 4)  CONSTRUCTION
--------------------    ---------- ---------- --------  ----------  ---------- ----------- ----------- ----------- ------------
  Silver Springs
   Village               1,842,000  6,977,200      -0-         -0-   1,417,226  6,380,215    7,797,441  2,421,517      1985
  Tempe, Arizona
  Rancho del Sol         3,019,000 17,919,645      -0-         -0-   2,358,000 18,007,683   20,365,683  6,522,015      1988
  Las Vegas,
   Nevada
  Sandpebble
   Village               1,409,000  8,615,000      -0-         -0-   1,055,000  8,418,056    9,473,056  3,056,527      1983
  Sparks, Nevada
  Regency Square         2,623,000 12,776,000      -0-         -0-   2,115,000 12,730,384   14,845,384  4,577,873      1988
  Chamblee,
   Georgia
  Cameron Creek          1,950,000  8,270,400      -0-         -0-   1,601,000  8,195,184    9,796,184  2,900,811      1988
  Tempe, Arizona
  Harbor Pointe          3,845,000 16,896,000      -0-         -0-   3,147,000 16,777,942   19,924,942  5,792,013      1988
  Dunwoody,
   Georgia
  Bernardo Crest         6,337,000 12,901,000      -0-         -0-   5,670,000 12,808,626   18,478,626  4,199,053      1988
  San Diego,
   California
  Pointe West              885,000  4,226,000      -0-         -0-     690,000  4,082,709    4,772,709  1,375,399      1985
  Aurora, Colorado
                        ---------- ---------- --------    --------  ---------- ----------  ----------- ----------
                        21,910,000 88,581,245      -0-         -0-  18,053,226 87,400,799  105,454,025 30,845,208
                        ========== ========== ========    ========  ========== ==========  =========== ==========
      COLUMN A          COLUMN G
      --------          --------
                          DATE
 DESCRIPTION (NOTE 1)   ACQUIRED
--------------------    --------
  Silver Springs
   Village              11/18/88
  Tempe, Arizona
  Rancho del Sol        12/30/88
  Las Vegas,
   Nevada
  Sandpebble
   Village              12/30/88
  Sparks, Nevada
  Regency Square        01/31/89
  Chamblee,
   Georgia
  Cameron Creek         03/31/89
  Tempe, Arizona
  Harbor Pointe         06/30/89
  Dunwoody,
   Georgia
  Bernardo Crest        12/04/89
  San Diego,
   California
  Pointe West           09/29/89
  Aurora, Colorado


See notes.

             PRUDENTIAL-BACHE/A.G. SPANOS REALTY PARTNERS L.P., I
                            (A LIMITED PARTNERSHIP)

                             NOTES TO SCHEDULE III

                   REAL ESTATE AND ACCUMULATED DEPRECIATION

  Note 1--See description of mortgage notes payable in note C of the Notes to Financial Statements. Depreciable property is depreciated over useful lives of 7 to 27.5 years.

  Note 2--Reconciliation of real estate:

                                              1997         1997         1995
                                          ------------ ------------ ------------
   Balance at beginning of period........ $105,454,025 $105,454,025 $105,454,025
   Deductions during period:
     Payments received under cash flow
      guaranty adjustment................          -0-          -0-          -0-
                                          ------------ ------------ ------------
   Balance at close of period............  105,454,025  105,454,025  105,454,025
                                          ============ ============ ============

  The sellers guaranteed that if the Properties do not meet certain targeted net cash flow levels between their acquisition dates and June 30, 1992, then the sellers would make payments necessary to meet those targets. Nonrefundable payments of $4,500,000 received under the guaranty are accounted for as an adjustment to the purchase prices of the Properties. Payments totaling $537,220 received under the cash flow guaranty contribution are also accounted for as an adjustment to the purchase price of the Properties. Amounts shown as initial cost to Partnership on the accompanying schedule do not reflect such cash flow guaranty adjustments.

  Note 3--The aggregate cost of real estate for federal income tax purposes is $105,454,025.

  Note 4--The Partnership acquired the Properties from affiliates of the Spanos General Partner. The |amount of affiliate profit included in the amounts in column E is approximately $14,004,000.

  Note 5--Reconciliation of accumulated depreciation:

                                                   1997       1996       1995
                                                ---------- ---------- ----------
   Balance at beginning of period.............. 27,820,368 24,616,388 20,988,800
   Additions during period.....................  3,024,840  3,203,980  3,627,588
                                                ---------- ---------- ----------
   Depreciation................................ 30,845,208 27,820,368 24,616,388
                                                ========== ========== ==========

LOGO

           PRUDENTIAL-BACHE/A.G. SPANOS REALTY PARTNERS L.P., I

                       CONSENT REGARDING SALE OF ASSETS,
             AMENDMENT TO THE PARTNERSHIP AGREEMENT AND LIQUIDATION

  The undersigned holder ("Holder") of units ("Units") of limited partnership interest in Prudential-Bache/A.G. Spanos Realty Partners L.P., I (the "Partnership"), hereby votes as follows:

1. The proposed sale of substantially all of the assets of the Partnership in a public auction:

            [_] CONSENTS      [_] DOES NOT CONSENT      [_] ABSTAINS

2. The proposed amendment of the Amended and Restated Agreement of Limited Partnership of the Partnership:

            [_] CONSENTS      [_] DOES NOT CONSENT      [_] ABSTAINS

3. The proposed termination and liquidation of the Partnership:

            [_] CONSENTS      [_] DOES NOT CONSENT      [_] ABSTAINS

in each case as more fully described in the Statement Furnished in Connection with the Solicitation of Consents of A.G. Spanos Realty Partners, L.P. ("Spanos") dated May 15, 1998 (the "Solicitation Statement").

  The Units represented by this Consent will be voted in accordance with the elections specified by the Holder named below. IF NO ELECTIONS ARE SPECIFIED, ANY OTHERWISE PROPERLY COMPLETED AND SIGNED CONSENT FORM WILL BE DEEMED TO BE A CONSENT TO EACH OF THE FOREGOING PROPOSALS AS DESCRIBED IN THE SOLICITATION STATEMENT. By execution hereof, the undersigned Holder acknowledges receipt of the Solicitation Statement.

  Spanos reserves the right to waive any conditions to, or modify the terms of, the Solicitation (as defined in the Solicitation Statement). In order to count, this Consent must be received by the Partnership prior to the earlier of (a) the date (not prior to June 10, 1998) on which Spanos receives Consents from Unitholders owning a majority of the outstanding Units, or (b) 10:00 a.m., California Time, on June 30, 1998, or on such later date as may be determined by Spanos. This fully completed and executed Consent should be sent by mail in the self-addressed, postage-paid envelope enclosed for that purpose, or by overnight courier, or by fax, to the Partnership, as follows:

LOGO
                  If delivered by    If delivered by
                  mail or by courier,fax, to:
                  to:
MARK HERE FOR ADDRESS
CHANGE AND NOTE BELOW                Skinner & Co.
                  Skinner & Co.      Facsimile Number:
                  660 Market Street, (415) 788-0794
                  Suite 204          Telephone Number:
                  San Francisco, CA  (415) 981-0970
                  94104

                                             Please sign your name below ex-
                                             actly in the same manner as the
                                             name(s) in which ownership of the
                                             Units is registered. When Units
                                             are held by two or more joint
                                             Holders, all such Holders should
                                             sign. When signing as attorney-
                                             in-fact, executor, administrator,
                                             trustee or guardian, please give
                                             full title as such. If a corpora-
                                             tion, please sign in full corpo-
                                             rate name by the President or
                                             other authorized officer. If a
                                             partnership, please sign in part-
                                             nership name by an authorized
                                             person.

                                             Dated: ____________________ , 1998
                                             ----------------------------------
                                                         Signature
                                             ----------------------------------
                                                    Name (Please Print)
                                             ----------------------------------
                                                 Signature if held jointly
                                             ----------------------------------
                                                    Name (Please Print)

   PLEASE MARK, SIGN, DATE AND RETURN THIS
  CONSENT CARD PROMPTLY USING THE ENCLOSED
       POSTAGE PRE-PAID ENVELOPE.